-------------------------
                                      LKCM
                                      FUNDS
                           -------------------------


                           LKCM Small Cap Equity Fund
                                LKCM Equity Fund
                               LKCM Balanced Fund
                             LKCM Fixed Income Fund
                             LKCM International Fund


                                  Annual Report

                                December 31, 2002

Dear Fellow Shareholders:

We are pleased to report the following performance information for the LKCM
Funds:

                                                                  Five Year      Avg.
                                                     One Year      Average      Annual
                                                      Total      Annualized     Total
                                                      Return       Return       Return
                             Inception     NAV @      Ended        Ended        Since
Funds                          Dates     12/31/02    12/31/02*    12/31/02*     Incept.*
-----                          -----     --------    ---------    ---------     --------
LKCM Equity Fund               1/3/96     $ 9.98     (14.64)%       2.04%        6.94%
  S&P 500 Index                                      (22.10)%      (0.59)%       6.74%

LKCM Small Cap Equity Fund     7/14/94    $15.24     (11.79)%       2.95%       11.30%
  Russell 2000 Index                                 (20.48)%      (1.36)%       6.87%

LKCM International Fund       12/30/97    $ 6.41     (18.86)%      (4.21)%      (4.20)%
  EAFE Index**                                       (15.66)%      (2.62)%      (2.62)%

LKCM Balanced Fund            12/30/97    $ 9.86     (11.97)%       2.04%        2.04%
  S&P 500 Index                                      (22.10)%      (0.59)%      (0.59)%
  Lehman Bond Index***                                 9.84%        7.48%        7.51%

LKCM Fixed Income Fund        12/30/97    $10.61       6.32%        6.59%        6.58%
  Lehman Bond Index***                                 9.84%        7.48%        7.51%

* Past performance does not guarantee fture results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

**    Morgan Stanley Capital International Europe, Australasia, Far East Index

***   Lehman Brothers Intermediate Government/Credit Bond Index

      Last year was a difficult year to be an investor in the equity markets. Despite the improvement during the fourth quarter, 2002 was the third consecutive year of negative market returns and the worst annual loss since 1974. The decline was broad-based as all equity classes, regardless of market capitalization or investment style, were significantly punished.

      On a more positive note, investors in the fixed income market enjoyed positive returns in 2002 as interest rates declined, thus increasing the value of their bond holdings. It was still a challenging year as investors dealt with high profile bankruptcies, such as WorldCom and Global Crossing, widening credit spreads, and an overall shift towards debt of higher rated companies and U.S. Treasuries.

      We believe the outlook for 2003 is improving and anticipate a better investment environment going forward. Our positive view is based on an accommodating monetary policy and expected fiscal stimulus in the form of tax cuts and spending programs. In addition, corporate profits are recovering, inflation remains subdued and after a three-year bear market, valuations are once again becoming attractive. The stock market is now positioned to outperform the bond market. We kept true to our discipline of focusing on companies that are competitively advantaged, generate above-average returns, continue to grow earnings and revenues and are well positioned for the future.

      The LKCM Equity Fund is managed to provide long-term capital appreciation and is primarily invested in common stocks of mid-sized and large companies. The Fund focuses its investments in quality companies with above-average profitability and reasonable valuations. For the year, the Fund returned (14.64)% vs. the S&P 500's (22.10)% return. As of December 31, 2002, the total net assets in the Fund were $24.7 million with 85.9% of the net assets invested in common stocks and 14.1% in cash reserves, net of liabilities. Our performance benefited from our decision to underweight Technology stocks early in the year as we viewed them to be overvalued relative to their fundamental outlook. A higher than normal cash position also contributed to our performance. The Fund remains positioned with a broadly diversified portfolio of quality companies. Going forward, we expect to selectively increase our exposure to competitively advantaged companies benefiting from an improving economy.

The LKCM Small Cap Fund is managed to maximize capital appreciation through investment primarily in the common stocks of smaller companies. The performance of the Fund in 2002 was (11.79)% vs. the Russell 2000's (20.48)% return. The Fund's strategy focuses on investing in shares of reasonably valued niche companies with above average growth and return prospects. Stock selection and a focus on valuation remain an important component of our success. As of December 31, 2002, the total net assets of the Fund were $206.9 million with 87.7% of the net assets invested in common and preferred stocks and 12.3% in cash reserves, net of liabilities. Our performance benefited from our decision to underweight Technology stocks early in the year as we viewed them to be overvalued relative to their fundamental outlook. A higher than normal cash position also contributed to our performance. We believe the companies held in our portfolio contain both attractive growth prospects and valuations.

      The LKCM Balanced Fund emphasizes current income and long-term capital appreciation. In order to attain the desired reward/risk profile, the Fund invests in a blend of common stocks, convertible securities, government and corporate bonds and cash. Our diversified, total return approach provided considerable protection during the difficult market environment with the Fund return of (11.97)% vs. the (22.10)% return in the S&P 500. As of December 31, 2002, the Fund's total net assets were $7.3 million and the asset mix contained 59.1% common stocks, 3.6% convertible securities, 29.1% corporate bonds, 2.9% in government bonds, and 5.3% in cash reserves net of liabilities. Within the equity sector, the Fund maintained its long-standing discipline of investing in companies with strong market positions and favorable financial characteristics. Adhering to these disciplines proved especially important over the last year, as the equity portion of the Fund significantly outperformed the S&P 500 Index. In addition, the fixed income sector, generated solid returns and served to cushion overall volatility of the Fund. The bond holdings in the Fund were the biggest contributor to the overall performance. We feel the "total return" philosophy of controlling risk via a blend of asset classes remains an attractive investment alternative for volatile market environments.

      The LKCM Fixed Income Fund's main objective is current income. The Fund's strategy is to invest in a combination of non-callable bonds for their offensive characteristics and callable bonds as defensive investments in order to create a high quality, low volatility, intermediate maturity portfolio. Our focus is to identify corporate bonds with strong credit profiles and attractive yields. The average effective maturity of the Fund at year-end was approximately four years and with an "A" average quality rating. The portfolio had a higher percentage of its assets invested in corporate bonds and held bonds that mature sooner than the comparable benchmark. Both detracted from the Fund's performance. As of December 31, 2002, the Fund's total net assets were $56.6 million and the asset mix was 86.6% in corporate bonds, 8.7% in U.S. Treasury Notes, and 4.7% in cash and cash equivalents net of liabilities.

      The LKCM International Fund currently owns shares of the TT EAFE Fund and comments from TT International Investment Management follow this letter.

      Our investment discipline is centered around our fundamental research effort combined with adequate diversification and a keen eye on valuation. As always, we focus on attractively valued, competitively advantaged companies with business models supporting high and/or rising returns on invested capital, strong and growing cash flows and solid balance sheets. We believe this investment process is consistent in all of our Fund offerings and should keep us well positioned for the future. We appreciate the opportunity to exercise our investment talents on your behalf and the trust you have placed in LKCM by your investment in these Funds.


/s/ Luther King

J. Luther King, Jr., CFA
February 11, 2003

Please refer to the Schedule of Investments found on pages 16-24 and 43-45 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

                     TT International Investment Management

The LKCM International Fund is managed in a style that seeks a total return in excess of the total return of the Morgan Stanley Capital International Europe, Australasia and Far East Index.(4)

First Quarter 2002                              TT -0.74%       MSCI EAFE +0.57%

At the start of the year we became increasingly optimistic about the strength of recovery, believing the market was underestimating the cyclical boost to earnings that stronger GDP growth and declining labour costs would deliver. We therefore sought to raise the portfolio's risk profile by increasing our exposure to Asia (particularly in growth-geared markets like Korea and Taiwan) and to economically sensitive stocks (especially in the media sector) in Europe. Better data lifted markets from the lows made in February but were ultimately insufficient to generate new highs. Our Asia ex-Japan allocation helped our relative return but disappointing stock selection in Financials hurt performance. The most notable feature of 1Q though was the rebound in Japan's stockmarket (the Nikkei 225 rallied over 25% from its lows) thanks to concerted public fund buying, tighter restrictions on short selling and better US data. Our weight in Japan was considerably less than the index for most of 1Q, and was the main cause of under-performance.

Second Quarter 2002                             TT -4.00%       MSCI EAFE -1.94%

Markets were very mixed during 2Q with a reasonable performance up to May giving way to sharply weaker numbers in June. Having raised our exposure to Japan in May on a short-term recovery trade we scaled back in June and moved into more defensive stocks in Europe (and raising cash) as it became clear markets were not responding to the rebound in economic activity and corporate profitability in the U.S. Following a strong run, we also reduced our holdings in Korea and Taiwan, particularly high-tech companies that are highly sensitive to any signs of a slowdown in U.S. consumer demand. Our defensive stance in Europe led to better performance in this part of the portfolio and cash, held in euros to hedge a falling trade-weighted dollar, also helped our relative return. Japan underperformed again while discretionary consumer stocks were costly because fears of a renewed downturn in the global advertising market hurt our media holdings.

Third Quarter 2002                              TT -18.99%     MSCI EAFE -19.69%

Many of the world's stockmarkets had their worst quarter since 1974 in 3Q on renewed fears of a double-dip recession, compounded by forced selling by Europe's embattled insurers and an increasingly likely war with Iraq. Given these mounting uncertainties and pronounced volatility, we continued to scale back the more demand-sensitive positions in Japan and Asia, maintained our defensive bias in Europe (focusing on earnings visibility and dividend yield) and raised cash further, to nearly 20% of the portfolio by the end of 3Q. Being underweight Japan and Asia for much of the quarter cost in relative terms because markets in the Far East performed significantly better than those in Europe, where the bulk of the portfolio was invested. Nonetheless, a combination of strong stock selection in Europe (particularly in IT, Financials and Utilities) and holding high cash levels in falling markets resulted in better overall performance in 3Q relative to the benchmark.

Fourth Quarter 2002                             TT +5.10%       MSCI EAFE +6.48%

Despite weaker economic data markets rallied strongly from the lows reached early in October, lifted by expectations of renewed interest rate cuts and a generally supportive corporate earnings season. However, equities fell back in December in the face of increasing geopolitical risks (North Korea on top of Iraq) and mounting economic uncertainties. Given the greater risks we maintained a broadly defensive stance (with core holdings in domestic retail banks, oils and pharmaceuticals) but added a little beta through technology and telecom stocks to take advantage of the rebound. Europe was responsible for 4Q's positive absolute return, although disappointing stock selection (particularly in telecoms) meant the portfolio underperformed the index. Japan's stockmarket underperformed dramatically in Q4 and our underweight position (essentially reflecting economic reality and our view that the equity market is in long-term secular decline) was significantly positive in allocation terms. Escalating tensions in North Korea hurt our positions in the neighbouring South toward the end of December, offsetting gains made earlier in the quarter.

The Fund posted a net return of -18.86% vs. -15.66% for MSCI EAFE during 2002. At December 31, 2002 the asset base of the Fund was US$54.2m (US$68.6m at December 31, 2001).

Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Nikkei 225 is a price weighted index of 225 selected leading stocks listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Small Cap Equity Fund compared to the Fund's representative market indices. The LKCM Small Cap Equity Fund invests in smaller companies, which may involve additional risks such as limited liquidity and greater volatility.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                           PAST          PAST           PAST           SINCE
                          1 YEAR        3 YEARS        5 YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
LKCM Small
  Cap Equity
  Fund                   (11.79)%        1.84%          2.95%         11.30%
--------------------------------------------------------------------------------
Russell 2000
Index                    (20.48)%       (7.54)%        (1.36)%         6.87%
--------------------------------------------------------------------------------
Lipper Small-Cap
Core Fund
Index                    (19.23)%       (2.56)%         1.39%          9.16%
--------------------------------------------------------------------------------

(1)   July 14, 1994

Line Chart:
A $10,000 Investment in LKCM Small Cap Equity Fund
          LKCM Small Cap            Russell 2000               Lipper Small-Cap
          Equity Fund               Index                      Core Fund Index
7/94      10000                     10000                      10000
12/94     10500                     10277                      10343
6/95      12170                     11642                      11874
12/95     13839                     13065                      13522
6/96      16157                     14437                      15418
12/96     17392                     15228                      16051
6/97      19526                     16777                      17746
12/97     21404                     18614                      19620
6/98      22102                     19595                      20750
12/98     20064                     18198                      18908
6/99      22042                     19880                      19953
12/99     23440                     22083                      22723
6/00      24930                     22757                      24666
12/00     26105                     21439                      24298
6/01      27334                     22898                      25899
12/01     28064                     21995                      26029
6/02      29004                     21036                      24618
12/02     24758                     17550                      21021

LKCM Small Cap Equity Fund              $24,758
Russell 2000 Index                      $17,550
Lipper Small-Cap Core Fund Index        $21,021

The Russell 2000 Index is an unmanaged index consisting of the 2,000 smallest of the 3,000 largest stocks. The average market capitalization was approximately $490 million.

The Lipper Small-Cap Core Fund Index is an unmanaged index consisting of 30 small-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-Cap core funds have more latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth figure, compared to the S&P Small Cap 600 Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Equity Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                          PAST          PAST            PAST           SINCE
                         1 YEAR        3 YEARS         5 YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  Equity Fund           (14.64)%        (7.38)%         2.04%          6.94%
--------------------------------------------------------------------------------
S&P 500 Index           (22.10)%       (14.55)%        (0.59)%         6.74%
--------------------------------------------------------------------------------
Lipper Large-Cap
Core Fund Index         (21.23)%       (14.00)%        (0.74)%         5.88%
--------------------------------------------------------------------------------

(1)   January 3, 1996

Line Chart:
A $10,000 Investment in LKCM Equity Fund
          LKCM Equity           S&P 500               Lipper Large-Cap
          Fund                  Index                 Core Fund Index
1/96      10000                 10000                 10000
6/96      10800                 10924                 10904
12/96     11700                 12201                 11988
6/97      13491                 14715                 13817
12/97     14457                 16272                 15137
6/98      16179                 19154                 17256
12/98     16352                 20922                 17965
6/99      18522                 23513                 19875
12/99     20124                 25324                 21695
6/00      20597                 25217                 22567
12/00     20957                 23019                 20972
6/01      19612                 21477                 19896
12/01     18731                 20283                 18714
6/02      17425                 17594                 16603
12/02     15992                 15782                 14921

LKCM Equity Fund                        $15,992
S&P 500 Index                           $15,782
Lipper Large-Cap Core Fund Index        $14,921

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

The Lipper Large-Cap Core Fund Index is an unmanaged index consisting of 30 large-cap core funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500
Index.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Balanced Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                          PAST          PAST           PAST           SINCE
                         1 YEAR        3 YEARS        5 YEARS       INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  Balanced
  Fund                  (11.97)%        (4.76)%         2.04%          2.04%
--------------------------------------------------------------------------------
Lehman
Bond Index(2)             9.84%          9.64%          7.48%          7.51%
--------------------------------------------------------------------------------
Lipper Balanced
Fund Index              (10.69)%        (4.00)%         2.10%          2.10%
--------------------------------------------------------------------------------
S&P 500 Index           (22.10)%       (14.55)%        (0.59)%        (0.59)%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Lehman Brothers Intermediate Government/Credit Bond Index

Line Chart:
A $10,000 Investment in LKCM Balanced Fund
          LKCM Balanced       Lehman Bond        Lipper Balanced        S&P 500
          Fund                Index              Fund                   Index
1/98      10000               10000              10000                  10000
6/98      10694               10417              10955                  11771
12/98     11283               10947              11508                  12858
6/99      12206               10698              12218                  14450
12/99     12809               10712              12541                  15564
6/00      12685               11159              12759                  15498
12/00     12510               11981              12841                  14147
6/01      12381               12401              12626                  13199
12/01     12569               13000              12426                  12465
6/02      11751               13519              11675                  10825
12/02     11068               14369              11098                  9706

LKCM Balanced Fund                      $11,065
Lehman Bond Index                       $14,369
Lipper Balanced Fund                    $11,098
S&P 500 Index                           $ 9,706

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate;

remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Balanced Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The "500" is one of the most widely used benchmarks of U.S. equity performance.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM Fixed Income Fund compared to the Fund's representative market indices.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                            PAST          PAST          PAST           SINCE
                           1 YEAR        3 YEARS       5 YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  Fixed Income
  Fund                      6.32%         8.77%         6.59%          6.58%
--------------------------------------------------------------------------------
Lehman
Bond Index(2)               9.84%         9.64%         7.48%          7.51%
--------------------------------------------------------------------------------
Lipper Intermediate
Investment-Grade
Debt Fund
Index                       8.29%         9.03%         6.72%          6.71%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Lehman Brothers Intermediate Government/Credit Bond Index

Line Chart:
A $10,000 Investment in LKCM Fixed Income Fund
                                                       Lipper Intermediate
          LKCM Fixed           Lehman                  Investment-Grade Debt
          Income Fund          Bond Index              Fund Index
1/98      10000                10000                   10000
6/98      10308                10417                   10377
12/98     10727                10947                   10788
6/99      10606                10698                   10635
12/99     10690                10712                   10682
6/00      11016                11159                   11034
12/00     11679                11981                   11813
6/01      12251                12401                   12237
12/01     12925                13000                   12784
6/02      13213                13519                   13104
12/02     13756                14369                   13844

LKCM Fixed Income Fund                                  $13,756
Lehman Bond Index                                       $14,369
Lipper Intermediate Investment-Grade Debt Fund Index    $13,844

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate;

remaining maturity of one to ten years; minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Intermediate Investment-Grade Debt Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

PERFORMANCE:
--------------------------------------------------------------------------------

The following information illustrates the historical performance of LKCM International Fund compared to the Fund's representative market index. The LKCM International Fund invests in foreign securities which may involve greater volatility and political, economic and currency risks and differences in accounting methods.

Note: Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                             PAST         PAST          PAST           SINCE
                            1 YEAR       3 YEARS       5 YEARS      INCEPTION(1)
--------------------------------------------------------------------------------
LKCM
  International
  Fund                     (18.86)%      (19.93)%      (4.21)%        (4.20)%
--------------------------------------------------------------------------------
EAFE Index(2)              (15.66)%      (18.50)%      (2.62)%        (2.62)%
--------------------------------------------------------------------------------
Lipper International
Fund Index                 (13.83)%      (15.99)%      (1.64)%        (1.64)%
--------------------------------------------------------------------------------

(1)   December 30, 1997

(2)   Morgan Stanley Capital International Europe, Australasia, Far East Index

Line Chart:
A $10,000 Investment in LKCM International Fund
          LKCM                                            Lipper International
          International Fund        EAFE Index            Fund Index
1/98      10000                     10000                 10000
6/98      10920                     11608                 11581
12/98     11010                     12033                 11266
6/99      11210                     12527                 12043
12/99     15712                     15317                 15527
6/00      15559                     14712                 14889
12/00     14035                     13179                 13243
6/01      11434                     11281                 11583
12/01     9942                      10385                 10683
6/02      9474                      10241                 10739
12/02     8067                      8758                  9206

LKCM International Fund                 $8,067
EAFE Index                              $8,758
Lipper International Fund               $9,206

The Morgan Stanley Capital International Europe Australasia, Far East Index ("MSCI/EAFE") is an unmanaged index composed of 21 European and Pacific Basin countries. The MSCI/EAFE Index is the most recognized international index and is weighted by market capitalization.

The Lipper International Fund Index is an unmanaged index consisting of 30 funds that, by portfolio practice, invest their assets in securities whose primary trading markets are outside of the United States.

                           LKCM SMALL CAP EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCKS - 87.73%                              Shares                Value
--------------------------------------------------------------------------------
Basic Materials - 7.92%
   Airgas, Inc. #                                  150,000         $  2,587,500
   Boise Cascade Corporation                       100,000            2,522,000
   Crown Pacific Partners, L.P. #                  375,000              671,250
   Freeport-McMoRan Copper
     & Gold, Inc. - Class B #                      150,000            2,517,000
   Louisiana-Pacific Corporation #                 330,000            2,659,800
   NL Industries, Inc.                              50,000              850,000
   Packaging Corp of America #                     145,000            2,644,800
   Pope & Talbot, Inc.                             135,000            1,925,100
                                                                   ------------
                                                                     16,377,450
                                                                   ------------

Consumer Discretionary - 17.59%
   Arctic Cat Inc.                                 100,000            1,600,000
   Blue Rhino Corporation #                         58,000            1,008,620
   Bunge Limited(1)                                 66,000            1,587,960
   Emmis Communications
     Corporation - Class A #                       129,000            2,687,070
   Gray Television, Inc.                           284,900            2,777,775
   Harte-Hanks, Inc.                                75,000            1,400,250
   InterTAN, Inc. #(1)                             279,700            1,999,855
   Iron Mountain, Inc. #                            95,000            3,135,950
   La Quinta Properties, Inc. -
     Paired #(2)                                   350,000            1,540,000
   Lin TV Corp - Class A #                         100,000            2,435,000
   Mobile Mini, Inc. #                             210,000            3,290,700
   Office Depot, Inc. #                            125,000            1,845,000
   Peet's Coffee & Tea Inc. #                      100,000            1,413,000
   Sonic Corp. #                                   110,000            2,253,900
   Station Casinos, Inc. #                          80,000            1,416,000
   Tractor Supply Company #                        120,000            4,512,000
   West Marine, Inc. #                             108,000            1,478,520
                                                                   ------------
                                                                     36,381,600
                                                                   ------------

Consumer Staples - 3.94%
   Columbia Sportswear
     Company #                                      60,000            2,665,200
   Cott Corporation #(1)                           125,000            2,227,500
   Foot Locker, Inc.*                              150,000            1,575,000
   Jos. A. Bank Clothiers, Inc. #                   79,000            1,684,280
                                                                   ------------
                                                                      8,151,980
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                       Shares                Value
--------------------------------------------------------------------------------
Energy - 8.57%
   Cabot Oil & Gas
     Corporation - Class A                         105,000         $  2,601,900
   Carbo Ceramics, Inc.                             60,000            2,022,000
   Encore Acquisition Company #                    100,000            1,842,000
   Evergreen Resources, Inc. #                      35,000            1,569,750
   Hanover Compressor
     Company #                                     220,000            2,019,600
   Remington Oil & Gas
     Corporation #                                  85,000            1,394,850
   St. Mary Land & Exploration
     Company                                        80,000            2,000,000
   Tom Brown, Inc. #                               125,000            3,137,500
   Varco International, Inc. #                      65,500            1,139,700
                                                                   ------------
                                                                     17,727,300
                                                                   ------------

Financial Services - 11.18%
   City Bank                                        36,000              891,000
   Cullen/Frost Bankers, Inc.                      100,000            3,270,000
   Glacier Bancorp, Inc.                            90,000            2,121,381
   Hibernia Corporation -
     Class A                                       125,000            2,407,500
   PRG-Schultz International,
     Inc. #                                        105,000              934,500
   Southwest Bancorporation
     of Texas, Inc. #                               75,000            2,160,750
   StanCorp Financial Group, Inc.                   40,000            1,954,000
   Texas Regional Bancshares,
     Inc. - Class A                                227,700            8,092,686
   Triad Guaranty Inc. #                            35,000            1,290,100
                                                                   ------------
                                                                     23,121,917
                                                                   ------------

Health Care - 9.60%
   Apogent Technologies Inc. #                      64,000            1,331,200
   Bentley Pharmaceuticals, Inc. #                 135,700            1,092,385
   Biovail Corporation #                            92,000            2,429,720
   Cyberonics, Inc. #                               60,000            1,104,000
   Henry Schein, Inc. #                             75,000            3,375,000
   King Pharmaceuticals, Inc. #                     65,790            1,130,930
   Patterson Dental Company #                       40,000            1,749,600
   Select Medical Corporation #                     60,000              809,400
   Sybron Dental Specialties,
     Inc. #                                        180,000            2,673,000
   Triad Hospitals, Inc. #                          80,000            2,386,400
   WellChoice Inc. #                                20,000              479,000
   Wright Medical Group, Inc. #                     75,000            1,309,425
                                                                   ------------
                                                                     19,870,060
                                                                   ------------

                     See notes to the financial statements.

                           LKCM SMALL CAP EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCKS                                       Shares                Value
--------------------------------------------------------------------------------
Industrials - 11.74%
   Allied Waste Industries, Inc. #                 275,000         $  2,750,000
   EMCOR Group, Inc. #                              35,000            1,855,350
   Gentex Corporation #                             70,000            2,214,800
   Hydril Company #                                 42,000              989,940
   Lindsay Manufacturing
     Company                                       225,000            4,815,000
   Oshkosh Truck Corporation                        40,000            2,460,000
   Reliance Steel & Aluminum
     Company                                       131,250            2,735,250
   Robbins & Myers, Inc.                            75,000            1,380,000
   Veridian Corporation #                          112,000            2,390,080
   Waste Connections, Inc. #                        70,000            2,702,700
                                                                   ------------
                                                                     24,293,120
                                                                   ------------

Technology - 5.37%
   Cognos, Inc. #(1)                                50,000            1,172,500
   DuPont Photomasks, Inc. #                        50,000            1,162,500
   Harris Corporation                               80,000            2,104,000
   Kopin Corporation #                             180,000              705,600
   Pegasus Solutions Inc. #                        100,000            1,003,000
   The Reynolds and Reynolds
     Company - Class A                             110,000            2,801,700
   Tekelec #                                       100,000            1,045,000
   Vishay Intertechnology, Inc. #                  100,000            1,118,000
                                                                   ------------
                                                                     11,112,300
                                                                   ------------

Telecommunications - 1.49%
   Advanced Fibre
     Communications, Inc. #                        100,000            1,668,000
   Allen Telecom Inc. #                            150,000            1,420,500
                                                                   ------------
                                                                      3,088,500
                                                                   ------------

Transportation - 10.33%
   EGL, Inc. #                                     200,000            2,850,000
   J.B. Hunt Transport
     Services, Inc. #                               80,000            2,344,000
   Kirby Corporation #                             280,000            7,669,200
   Landstar System, Inc. #                          50,000            2,918,000
   Rail America, Inc. #                            290,500            2,082,885
   RailAmerica, Inc. # (r)
     (Acquired 2/19/99,
     Cost $1,846,219)                              209,500            1,502,115
   Swift Transportation Co., Inc. #                100,000            2,001,800
                                                                   ------------
                                                                     21,368,000
                                                                   ------------
Total common stocks
   (cost $142,328,401)                                              181,492,227
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 11.12%                                Shares                Value
--------------------------------------------------------------------------------
Money Market Funds - 7.08%
   Federated Cash Trust
     Series II - Treasury
     Cash Seris II                               7,326,802         $  7,326,802
   SEI Daily Income Trust
     Government Fund -
     Class B                                     7,326,802            7,326,802
                                                                   ------------

Total Money Market Funds
   (cost $14,653,604)                                                14,653,604
                                                                   ------------
--------------------------------------------------------------------------------
                                   Principal
--------------------------------------------------------------------------------

U.S. Government - 4.04%
   U.S. Treasury Bill,
     1.54%, 01/02/03                           $ 8,361,000            8,360,765
                                                                   ------------

Total U.S. Government
   (cost $8,360,765)                                                  8,360,765
                                                                   ------------

Total short-term investments
   (cost $23,014,369)                                                23,014,369
                                                                   ------------

Total Investments - 98.85%
   (cost $165,342,770)                                              204,506,596
                                                                   ------------

Assets, less Other Liabilities - 1.15%                                2,379,038
                                                                   ------------

Total Net Assets - 100.00%                                         $206,885,634
                                                                   ============

#   - Non-income producing security.

(1) - Foreign security.

(2) - Security represents equal ownership of LaQuinta Properties, Inc. - Class B and La Quinta Corp. common stock.

(r) - Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                            SCHEDULE OF INVESTMENTS
                               December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCK - 85.88%                               Shares                Value
--------------------------------------------------------------------------------
Basic Materials - 3.72%
   E.I. du Pont de Nemours and
     Company                                        10,000         $    424,000
   Temple-Inland Inc.                               11,000              492,910
                                                                   ------------
                                                                        916,910
                                                                   ------------

Consumer Discretionary - 10.83%
   Clear Channel
     Communications, Inc. #                         24,000              894,960
   Gannett Company, Inc.                             8,000              574,400
   Home Depot, Inc.                                 15,000              359,400
   Newell Rubbermaid Inc.                           10,500              318,465
   Tiffany & Co.                                    22,000              526,020
                                                                   ------------
                                                                      2,673,245
                                                                   ------------

Consumer Staples - 9.96%
   CVS Corporation                                   6,500              162,305
   Kimberly-Clark Corporation                       11,500              545,905
   Kraft Foods Inc.                                  9,000              350,370
   McCormick & Company,
     Incorporated(2)                                12,600              292,320
   PepsiCo, Inc.                                    13,000              548,860
   The Procter & Gamble Company                      6,500              558,610
                                                                   ------------
                                                                      2,458,370
                                                                   ------------

Energy - 8.07%
   Anadarko Petroleum Corporation                   12,000              574,800
   BJ Services Company #                             6,300              203,553
   BP PLC - ADR(1)                                   3,280              133,332
   EOG Resources, Inc.                               5,500              219,560
   Exxon Mobil Corporation                          16,000              559,040
   Noble Energy, Inc.                                8,000              300,400
                                                                   ------------
                                                                      1,990,685
                                                                   ------------

Financial Services - 11.37%
   Bank of America Corporation                       5,000              347,850
   Charter One Financial, Inc.                      12,000              344,760
   Citigroup, Inc.                                   6,000              211,140
   Cullen/Frost Bankers, Inc.                       11,000              359,700
   First Data Corporation                            9,000              318,690
   Mellon Financial Corporation                     12,500              326,375
   Prudential Financial, Inc.                       15,000              476,100
   Wells Fargo Company                               9,000              421,830
                                                                   ------------
                                                                      2,806,445
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCK                                        Shares                Value
--------------------------------------------------------------------------------
Health Care - 8.63%
   HCA - The Healthcare
     Corporation                                     7,000         $    290,500
   Medtronic, Inc.                                   5,000              228,000
   Merck & Company, Inc.                             4,500              254,745
   Pfizer Inc.                                       6,500              198,705
   Pharmacia Corporation                            11,000              459,800
   Schering-Plough Corporation                      21,000              466,200
   Teva Pharmaceutical Industries
     Ltd. - ADR(1)                                   6,000              231,660
                                                                   ------------
                                                                      2,129,610
                                                                   ------------

Industrials - 13.03%
   Allied Waste Industries, Inc. #                  42,000              420,000
   General Dynamics Corporation                      3,500              277,795
   General Electric Company                         14,000              340,900
   Honeywell International Inc.                     24,000              576,000
   Masco Corporation                                15,000              315,750
   Raytheon Company - Class B                       17,000              522,750
   Tyco International Ltd.(1)                       15,000              256,200
   Waste Management, Inc.                           22,000              504,240
                                                                   ------------
                                                                      3,213,635
                                                                   ------------

Technology - 16.57%
   AOL Time Warner Inc. #                           26,000              340,600
   Cisco Systems, Inc. #                            32,000              419,200
   Dell Computer Corporation #                      25,700              687,218
   EMC Corporation #                                30,000              184,200
   Intel Corporation                                22,000              342,540
   International Business
     Machines Corporation                            7,000              542,500
   Microsoft Corporation #                          10,000              517,000
   Motorola, Inc.                                   24,400              211,060
   Oracle Corporation #                             36,000              388,800
   Sun Microsystems, Inc. #                         35,000              108,850
   Texas Instruments Incorporated                   23,000              345,230
                                                                   ------------
                                                                      4,087,198
                                                                   ------------

Telecommunications - 3.70%
   ALLTEL Corporation                                8,000              408,000
   Verizon Communications Inc.                      13,000              503,750
                                                                   ------------
                                                                        911,750
                                                                   ------------

Total common stocks
   (cost $21,596,921)                                                21,187,848
                                                                   ------------

                     See notes to the financial statements.

                                LKCM EQUITY FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 13.50%                                Shares                Value
--------------------------------------------------------------------------------
Money Market Funds - 8.53%
   Federated Cash Trust
     Series II - Treasury
     Cash Seris II                               1,052,202         $  1,052,202
   SEI Daily Income Trust
     Government Fund -
     Class B                                     1,052,201            1,052,201
                                                                   ------------

Total Money Market Funds
   (cost $2,104,403)                                                  2,104,403
                                                                   ------------

--------------------------------------------------------------------------------
                                                 Principal                 Value
--------------------------------------------------------------------------------
U.S. Government - 4.97%
   U.S. Treasury Bill,
     1.54%, 01/02/03                           $ 1,226,000          $ 1,225,967
                                                                   ------------

Total U.S. Government
   (cost $1,225,967)                                                  1,225,967
                                                                   ------------

Total short-term investments
   (cost $3,330,370)                                                  3,330,370
                                                                   ------------

Total Investments - 99.38%
   (cost $24,927,291)                                                24,518,218
                                                                   ------------

Assets, less Other Liabilities - 0.62%                                  153,636
                                                                   ------------

Total Net Assets - 100.00%                                         $ 24,671,854
                                                                   ============


#   - Non-income producing security.

(1) - Foreign security.

(2) - Non-voting shares.

ADR - American Depository Receipts.

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

--------------------------------------------------------------------------------
COMMON STOCKS - 59.07%                              Shares                Value
--------------------------------------------------------------------------------
Basic Materials - 2.00%
   Boise Cascade Corporation                         5,800         $    146,276
                                                                   ------------

Consumer Discretionary - 7.52%
   Clear Channel
     Communications, Inc. #                          2,500               93,225
   Harte-Hanks, Inc.                                 4,500               84,015
   Home Depot, Inc.                                  3,000               71,880
   Newell Rubbermaid Inc.                            2,500               75,825
   Viacom, Inc. - Class B #                          2,887              117,674
   Wal-Mart Stores, Inc.                             2,100              106,071
                                                                   ------------
                                                                        548,690
                                                                   ------------

Consumer Staples - 5.87%
   The Coca-Cola Company                             2,300              100,786
   Colgate-Palmolive Company                         2,300              120,589
   Kimberly-Clark Corporation                        1,500               71,205
   Loews Corp - Carolina Group                       3,500               70,945
   Philip Morris Companies, Inc.                     1,600               64,848
                                                                   ------------
                                                                        428,373
                                                                   ------------

Energy - 7.06%
   Anadarko Petroleum Corporation                    2,200              105,380
   EOG Resources, Inc.                               2,000               79,840
   Exxon Mobil Corporation                           4,000              139,760
   Schlumberger Limited(1)                           2,050               86,285
   Unocal Corporation                                3,400              103,972
                                                                   ------------
                                                                        515,237
                                                                   ------------

Financial Services - 9.92%
   American International Group,
     Inc.                                            1,852              107,138
   Charter One Financial, Inc.                       3,700              106,301
   Citigroup, Inc.                                   2,066               72,703
   Cullen/Frost Bankers, Inc.                        3,500              114,450
   Fannie Mae                                        1,000               64,330
   H&R Block, Inc.                                   1,300               52,260
   Mellon Financial Corporation                      3,440               89,818
   Wells Fargo Company                               2,500              117,175
                                                                   ------------
                                                                        724,175
                                                                   ------------

--------------------------------------------------------------------------------
COMMON STOCKS                                       Shares                Value
--------------------------------------------------------------------------------
Health Care - 8.28%
   Alcon, Inc. #(1)                                  3,400           $  134,130
   Medtronic, Inc.                                   2,800              127,680
   Pfizer Inc.                                       4,000              122,280
   Teva Pharmaceutical Industries
     Ltd. - ADR(1)                                   3,000              115,830
   Triad Hospitals, Inc. #                           3,500              104,405
                                                                   ------------
                                                                        604,325
                                                                   ------------

Industrials - 4.12%
   Diebold, Inc.                                     2,100               86,562
   General Dynamics Corporation                        700               55,559
   General Electric Company                          6,500              158,275
                                                                   ------------
                                                                        300,396
                                                                   ------------

Real Estate Investment Trusts - 0.75%
   Crescent Real Estate
     Equities Company                                3,300               54,912
                                                                   ------------

Technology - 10.12%
   Cisco Systems, Inc. #                             4,300               56,330
   Dell Computer Corporation #                       2,900               77,546
   First Data Corporation                            2,600               92,066
   Harris Corporation                                1,900               49,970
   International Business Machines
     Corporation                                     1,000               77,500
   Intel Corporation                                 2,900               45,153
   Microsoft Corporation #                           2,800              144,760
   Motorola, Inc.                                    4,500               38,925
   Oracle Corporation #                              3,440               37,152
   SunGard Data Systems Inc. #                       3,000               70,680
   Texas Instruments Incorporated                    3,200               48,032
                                                                   ------------
                                                                        738,114
                                                                   ------------

Telecommunications - 2.55%
   ALLTEL Corporation                                2,200              112,200
   Verizon Communications Inc.                       1,900               73,625
                                                                   ------------
                                                                        185,825
                                                                   ------------

Transportation - 0.88%
   RailAmerica, Inc. # (r)
     (Acquired 12/31/01,
     Cost $112,500)                                  9,000               64,530
                                                                   ------------

Total common stocks
   (cost $4,981,026)                                                  4,310,853
                                                                   ------------

                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
CORPORATE
BONDS - 28.16%                                   Principal                Value
--------------------------------------------------------------------------------
Banks - 2.22%
   Bancwest Corporation,
     8.30%, 1/15/2011                          $    75,000         $     86,193
   Norwest Corporation,
     6.625%, 3/15/2003                              75,000               75,749
                                                                   ------------
                                                                        161,942
                                                                   ------------

Basic Materials - 3.05%
   Aristech Chemical Corporation,
     6.875%, 11/15/2006                            150,000              147,334
   Hanna Co.,
     9.375%, 9/15/2003                              75,000               74,976
                                                                   ------------
                                                                        222,310
                                                                   ------------

Consumer Discretionary - 6.20%
   Charming Shoppes, Inc., Convertible,
     4.75%, 06/01/2012 (r)
     (Acquired 5/21/02 and 5/22/02,
     Cost $80,893)                                  80,000               64,400
   J.C. Penney Company, Inc.,
     6.50%, 12/15/2007                              60,000               57,900
   CBS Corporation,
     7.15%, 5/20/2005                              100,000              109,325
   Tandy Corporation,
     6.95%, 9/01/2007                              100,000              110,373
   Target Corporation,
     7.50%, 2/15/2005                              100,000              110,506
                                                                   ------------
                                                                        452,504
                                                                   ------------

Consumer Staples - 1.42%
   Scott Paper Company,
     Callable 8/15/2003,
     7.00%, 08/15/2023                             100,000              103,919
                                                                   ------------

Energy - 1.50%
   EOG Resources, Inc.,
     6.50%, 12/01/2007                             100,000              109,377
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE
BONDS                                            Principal                Value
--------------------------------------------------------------------------------
Financial Services - 8.29%
   American General Corporation,
     6.75%, 6/15/2005                          $   100,000         $    110,372
   Block Financial Corporation,
     6.75%, 11/01/2004                             152,000              162,517
   Freddie Mac,
     3.00%, 7/15/2004                              100,000              102,215
   Lehman Brothers Holdings, Inc.,
     8.25%, 6/15/2007                              100,000              117,651
   Morgan Stanley Group,
     6.875%, 3/01/2007                             100,000              112,632
                                                                   ------------
                                                                        605,387
                                                                   ------------

Industrials - 0.32%
   Thomas & Betts Corporation,
     6.50%, 1/15/2006                               25,000               23,212
                                                                   ------------

Technology - 3.38%
   Harris Corporation,
     6.35%, 2/01/2028                              110,000              115,255
   Motorola, Inc.,
     6.75%, 2/01/2006                              100,000              103,586
   Oracle Corporation,
     6.91%, 2/15/2007                               25,000               27,986
                                                                   ------------
                                                                        246,827
                                                                   ------------

Telecommunications - 1.78%
   GTE North, Inc.,
     6.00%, 1/15/2004                              125,000              129,758
                                                                   ------------

Total corporate bonds
   (cost $1,947,202)                                                  2,055,236
                                                                   ------------


                     See notes to the financial statements.

                               LKCM BALANCED FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
FIRST MORTGAGE
BONDS - 0.99%                                    Principal                Value
--------------------------------------------------------------------------------
Utilities - 0.99%
   Public Service Electric &
     Gas Company,
     Callable 5/01/2008,
     6.375%, 5/01/2023                         $    65,000         $     71,956
                                                                   ------------

Total first mortgage bonds
   (cost $60,549)                                                        71,956
                                                                   ------------

--------------------------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS - 2.87%
--------------------------------------------------------------------------------
   U.S. Treasury Notes:
     2.125%, 8/31/2004                             100,000              101,145
     5.875%, 11/15/2004                            100,000              108,035
                                                                   ------------

Total U.S. Treasury obligations
   (cost $209,190)                                                      209,180
                                                                   ------------

--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED
STOCKS - 3.62%                                      Shares
--------------------------------------------------------------------------------
Consumer Staples - 0.84%
   Tribune Company, Convertible,
     2.00%, 5/15/2029                                  830               61,420
                                                                   ------------

Financial Services - 1.73%
   Prudential Financial,
     Inc., 6.75%                                     2,300              126,500
                                                                   ------------

Industrials - 1.05%
   Raytheon Co., 8.25%                               1,400               76,440
                                                                   ------------

Total convertible preferred stocks
   (cost $293,157)                                                      264,360
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 5.90%                                 Shares                Value
--------------------------------------------------------------------------------
Money Market Funds - 0.42%
   Federated Cash Trust
     Series II - Treasury Cash
     Seris II                                       15,317           $   15,317
   SEI Daily Income Trust
     Government Fund - Class B                      15,316               15,316
                                                                   ------------

Total Money Market Funds
   (cost $30,633)                                                        30,633
                                                                   ------------

--------------------------------------------------------------------------------
                                   Principal
--------------------------------------------------------------------------------
U.S. Government - 5.48%
   U.S. Treasury Bill,
     1.54%, 01/02/03                           $   400,000              399,989
                                                                   ------------

Total U.S. Government
   (cost $399,989)                                                      399,989
                                                                   ------------

Total short-term investments
   (cost $430,622)                                                      430,622
                                                                   ------------

Total Investments - 100.61%
   (cost $7,921,746)                                                  7,342,207
                                                                   ------------

Other Liabilities, less Assets - (0.61)%                                (44,615)
                                                                   ------------

Total Net Assets - 100.00%                                         $  7,297,592
                                                                   ============

#   - Non-income producing security.

(1) - Foreign security.

(r) - Restricted Security. Purchased shares in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

ADR - American Depository Receipts.


                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

--------------------------------------------------------------------------------
CORPORATE
BONDS - 82.66%                                   Principal                Value
--------------------------------------------------------------------------------
Banks - 7.11%
   Bancwest Corporation,
     8.30%, 1/15/2011                          $   750,000         $    861,930
   Nationsbank Corporation,
     6.875%, 2/15/2005                           1,000,000            1,092,468
     6.375%, 2/15/2008                             350,000              394,107
   Norwest Corporation,
     6.625%, 3/15/2003                             500,000              504,992
   State Street Boston
     Corporation,
     5.95%, 9/15/2003                              795,000              818,590
   SunTrust Banks, Inc.,
     6.25%, 6/01/2008                              310,000              351,165
                                                                   ------------
                                                                      4,023,252
                                                                   ------------

Basic Materials - 2.28%
   Aristech Chemical Corporation,
     6.875%, 11/15/2006                            600,000              589,334
   Hanna Co.,
     9.375%, 9/15/2003                             700,000              699,778
                                                                   ------------
                                                                      1,289,112
                                                                   ------------

Consumer Discretionary - 14.97%
   CBS Corporation,
     7.15%, 5/20/2005                            1,045,000            1,142,444
   Clear Channel Communications,
     Inc.:
     7.25%, 9/15/2003                              490,000              499,990
     7.875%, 6/15/2005                           1,000,000            1,095,552
   Gannett Co, Inc.,
     5.50%, 4/01/2007                            1,000,000            1,088,526
   J.C. Penney Company, Inc.,
     6.50%, 12/15/2007                             650,000              627,250
   Masco Corporation,
     6.00%, 5/03/2004                            1,000,000            1,044,235
   McDonald's Corporation,
     4.15%, 2/15/2005                              465,000              485,839
   Tandy Corporation,
     6.95%, 9/01/2007                            1,250,000            1,379,659
   Target Corporation,
     7.50%, 2/15/2005                            1,000,000            1,105,057
                                                                   ------------
                                                                      8,468,552
                                                                   ------------

Consumer Staples - 6.25%
   Kimberly-Clark Corporation,
     7.10%, 8/01/2007                              500,000              583,311
   Nabisco, Inc.,
     6.85%, 6/15/2005                              750,000              831,522
   PepsiCo, Inc.,
     5.75%, 1/15/2008                              730,000              802,751
   Scott Paper Company,
     Callable 8/15/2003,
     7.00%, 8/15/2023                            1,270,000            1,319,779
                                                                   ------------
                                                                      3,537,363
                                                                   ------------

--------------------------------------------------------------------------------
CORPORATE
BONDS                                            Principal                Value
--------------------------------------------------------------------------------
Energy - 3.78%
   Conoco Inc.,
     5.90%, 4/15/2004                          $ 1,000,000         $  1,047,117
   EOG Resources, Inc.,
     6.50%, 12/01/2007                           1,000,000            1,093,766
                                                                   ------------
                                                                      2,140,883
                                                                   ------------

Financial Services - 21.16%
   Block Financial Corporation:
     6.75%, 11/01/2004                           1,000,000            1,069,193
     8.50%, 4/15/2007                              330,000              380,628
   Citigroup, Inc.,
     5.80%, 3/15/2004                            1,000,000            1,045,501
   Fannie Mae:
     4.375%, 10/15/2006                          1,000,000            1,062,006
     4.25%, 7/15/2007                            1,000,000            1,055,492
     6.375%, 6/15/2009                             500,000              579,333
     6.00%, 5/15/2011                            1,000,000            1,132,252
     5.375%, 11/15/2011                            750,000              814,601
   First Chicago Corporation,
     7.625%, 1/15/2003                             775,000              776,179
   Lehman Brothers Holdings,
     Inc.,
     8.25%, 6/15/2007                            1,000,000            1,176,508
   Mellon Funding Corporation,
     6.00%, 3/01/2004                              375,000              393,182
   Morgan Stanley Group,
     6.875%, 3/01/2007                           1,000,000            1,126,319
   Wells Fargo Financial, Inc.,
     6.125%, 2/15/2006                           1,231,000            1,355,993
                                                                   ------------
                                                                     11,967,187
                                                                   ------------

Healthcare - 6.61%
   Becton, Dickinson and Company,
     Callable 1/15/2005,
     8.70%, 1/15/2025                            1,000,000            1,138,245
   Cardinal Health, Inc.:
     6.50%, 2/15/2004                              504,000              529,266
     6.75%, 2/15/2011                              250,000              285,929
   HCA Inc.,
     8.125%, 8/04/2003                           1,000,000            1,025,838
   HEALTHSOUTH Corporation,
     8.50%, 2/01/2008                              875,000              756,875
                                                                   ------------
                                                                      3,736,153
                                                                   ------------

                     See notes to the financial statements.

                             LKCM FIXED INCOME FUND
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
CORPORATE
BONDS                                            Principal                Value
--------------------------------------------------------------------------------
Industrials - 4.68%
   Black & Decker Corporation,
     7.50%, 4/01/2003                          $   809,000         $    818,979
   General Electric Capital
     Corporation,
     6.80%, 11/01/2005                           1,000,000            1,113,212
   Thomas & Betts Corporation,
     6.50%, 1/15/2006                              150,000              139,271
   Waste Management, Inc.,
     7.375%, 8/01/2010                             525,000              575,264
                                                                   ------------
                                                                      2,646,726
                                                                   ------------

Real Estate Investment Trusts - 3.03%
   Camden Property Trust,
     7.00%, 11/15/2006                             800,000              880,074
   Simon Property Group, Inc.,
     7.125%, 2/09/2009                             750,000              832,006
                                                                   ------------
                                                                      1,712,080
                                                                   ------------

Technology - 6.85%
   Electronic Data Systems
     Corporation,
     6.85%, 10/15/2004                             450,000              463,189
   First Data Corporation,
     6.375%, 12/15/2007                            400,000              454,774
   Motorola, Inc.,
     6.75%, 2/01/2006                            1,100,000            1,139,449
   Oracle Corporation,
     6.91%, 2/15/2007                              675,000              755,618
   Texas Instruments, Inc.,
     7.00%, 8/15/2004                            1,000,000            1,064,384
                                                                   ------------
                                                                      3,877,414
                                                                   ------------

Telecommunications - 5.94%
   ALLTEL Corporation,
     6.75%, 9/15/2005                            1,000,000            1,099,278
   GTE Corporation:
     9.10%, 6/01/2003                            1,175,000            1,204,778
     Callable 5/01/2003,
     7.83%, 5/01/2023                            1,000,000            1,056,842
                                                                   ------------
                                                                      3,360,898
                                                                   ------------

Total corporate bonds
   (cost $44,672,979)                                                46,759,620
                                                                   ------------

--------------------------------------------------------------------------------
FIRST MORTGAGE
BONDS - 3.99%                                    Principal                Value
--------------------------------------------------------------------------------
Utilities - 3.99%
   Interstate Power Company,
     Callable 9/15/2002,
     8.625%, 9/15/2021                         $    40,000         $     42,457
   PP&L Resources, Inc.,
     6.55%, 3/01/2006                            1,000,000            1,106,521
   Public Service Electric & Gas Company,
     Callable 5/01/2008,
     6.375%, 5/01/2023                           1,000,000            1,107,016
                                                                   ------------

Total first mortgage bonds
   (cost $1,941,854)                                                  2,255,994
                                                                   ------------

--------------------------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS - 8.68%
--------------------------------------------------------------------------------
   U.S. Treasury Notes:
     6.25%, 2/15/2003                              500,000              503,125
     7.25%, 8/15/2004                            1,000,000            1,094,180
     7.50%, 2/15/2005                            1,000,000            1,121,641
     6.50%, 5/15/2005                            1,000,000            1,110,352
     4.625%, 5/15/2006                           1,000,000            1,078,829
                                                                   ------------

Total U.S. Treasury obligations
   (cost $4,581,461)                                                  4,908,127
                                                                   ------------

--------------------------------------------------------------------------------
SHORT-TERM
INVESTMENTS - 2.52%                                 Shares
--------------------------------------------------------------------------------
Money Market Fund - 2.52%
   Federated Cash Trust Series II -
     Treasury Cash Seris II                        712,162              712,162
   SEI Daily Income Trust
     Government Fund - Class B                     712,162              712,162
                                                                   ------------

Total short-term investments
   (cost $1,424,324)                                                  1,424,324
                                                                   ------------

Total Investments - 97.85%
   (cost $52,620,618)                                                55,348,065
                                                                   ------------

Other Assets, less Liabilities - 2.15%                                1,216,529
                                                                   ------------

Total Net Assets - 100.00%                                         $ 56,564,594
                                                                   ============

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                LKCM                            LKCM            LKCM            LKCM
                                              Small Cap          LKCM         Balanced      Fixed Income    International
                                             Equity Fund      Equity Fund       Fund            Fund            Fund
Assets:
Investments, at value* ..................   $ 204,506,596    $ 24,518,218    $ 7,342,207    $ 55,348,065    $ 54,221,320**
Dividends and interest receivable .......          71,724          22,857         41,951         889,545              --
Receivable for investments sold .........       2,641,708              --             --              --              --
Receivable from Adviser .................              --              --          8,164              --              --
Receivable for fund shares sold .........         137,984         172,527             --         399,975              --
Organizational expenses, net of
   accumulated amortization .............              --              --             --              --              27
Other assets ............................          18,604           3,887          2,708           6,511          19,661
                                            -------------    ------------    -----------    ------------    ------------
     Total assets .......................     207,376,616      24,717,489      7,395,030      56,644,096      54,241,008
                                            -------------    ------------    -----------    ------------    ------------

Liabilities:
Payable for fund shares redeemed ........              --              --             --              --      22,625,854
Payable for investments purchased .......              --              --         84,402              --              --
Payable for investment advisory fees ....         386,921          25,211             --          51,378          48,040
Accrued expenses and
   other liabilities ....................         104,061          20,424         13,036          28,124          25,471
                                            -------------    ------------    -----------    ------------    ------------
     Total liabilities ..................         490,982          45,635         97,438          79,502      22,699,365
                                            -------------    ------------    -----------    ------------    ------------
Net assets ..............................   $ 206,885,634    $ 24,671,854    $ 7,297,592    $ 56,564,594    $ 31,541,643
                                            =============    ============    ===========    ============    ============
Net assets consist of:
Paid in capital .........................   $ 170,719,953    $ 25,761,656    $ 8,171,542    $ 54,232,937    $ 76,502,162
Undistributed net investment income .....              --          54,109         18,629         149,839          92,408
Accumulated net realized loss on
   securities and foreign currency
   transactions .........................      (2,998,145)       (734,838)      (313,040)       (545,629)    (42,126,859)
Net unrealized appreciation
   (depreciation) on:
   Investments ..........................      39,163,826        (409,073)      (579,539)      2,727,447      (2,831,332)
   Other assets and liabilities
     denominated in foreign currency ....              --              --             --              --         (94,736)
                                            -------------    ------------    -----------    ------------    ------------
Net assets ..............................   $ 206,885,634    $ 24,671,854    $ 7,297,592    $ 56,564,594    $ 31,541,643
                                            =============    ============    ===========    ============    ============
Shares of beneficial interest
   outstanding (unlimited shares of
   no par value authorized) .............      13,573,389       2,473,244        739,863       5,330,088       4,918,963
Net asset value per share (offering
   and redemption price) ................   $       15.24    $       9.98    $      9.86    $      10.61    $       6.41
                                            =============    ============    ===========    ============    ============

* Cost of Investments ...................   $ 165,342,770    $ 24,927,291    $ 7,921,746    $ 52,620,618
                                            =============    ============    ===========    ============

**    Investments in the Master Portfolio.

                    See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
                      For the year ended December 31, 2002

                                                  LKCM                           LKCM           LKCM            LKCM
                                                Small Cap         LKCM         Balanced     Fixed Income    International
                                               Equity Fund    Equity Fund        Fund           Fund            Fund
Investment Income:
Dividends * ...............................   $  1,349,206    $   306,611    $    79,269    $        --    $  1,411,238
Interest ..................................        310,041         40,904        133,790      2,790,405          79,328
Expenses allocated from
   Master Portfolio .......................             --             --             --             --        (564,841)
                                              ------------    -----------    -----------    -----------    ------------
     Total income .........................      1,659,247        347,515        213,059      2,790,405         925,725
                                              ------------    -----------    -----------    -----------    ------------

Expenses:
Investment advisory fees ..................      1,650,424        181,345         46,593        244,245         334,087
Administrative fees .......................        146,341         23,750         20,050         30,822          49,509
Accounting and transfer agent
   fees and expenses ......................         87,793         37,940         35,416         49,872          40,791
Professional fees .........................         84,855         10,054          2,680         17,766          18,570
Custody fees and expenses .................         30,488          8,708          4,673          6,726              --
Federal and state registration ............         28,122          6,726          4,820          9,383          10,261
Reports to shareholders ...................         17,296          1,900            715          2,999           6,238
Trustees' fees ............................         14,195          1,675            615          2,515           4,936
Amortization of deferred charges ..........             --             --          3,240          3,240           5,957
Other .....................................          6,935            778            274          1,120           2,451
                                              ------------    -----------    -----------    -----------    ------------
   Total expenses .........................      2,066,449        272,876        119,076        368,688         472,800
   Less, expense waiver and/or
     reimbursement ........................             --        (65,625)       (61,732)       (51,169)       (235,935)
                                              ------------    -----------    -----------    -----------    ------------
   Net expenses ...........................      2,066,449        207,251         57,344        317,519         236,865
                                              ------------    -----------    -----------    -----------    ------------
Net investment income (loss) ..............       (407,202)       140,264        155,715      2,472,886         688,860
                                              ------------    -----------    -----------    -----------    ------------

Realized and Unrealized Gain
   (Loss) on Investments:
Net realized gain (loss) on:
   Investments ............................     (3,043,395)      (653,825)      (313,787)      (429,327)     (9,905,499)**
   Foreign currency transactions ..........             --             --             --             --       1,014,761**
                                              ------------    -----------    -----------    -----------    ------------
                                                (3,043,395)      (653,825)      (313,787)      (429,327)     (8,890,738)
                                              ------------    -----------    -----------    -----------    ------------
Net change in unrealized
   appreciation/depreciation on:
   Investments ............................    (23,836,344)    (3,684,486)      (754,716)     1,050,064      (3,549,110)**
   Foreign currency transactions ..........             --             --             --             --        (383,633)**
                                              ------------    -----------    -----------    -----------    ------------
                                               (23,836,344)    (3,684,486)      (754,716)     1,050,064      (3,932,743)
                                              ------------    -----------    -----------    -----------    ------------
Net Realized and Unrealized Gain
   (Loss) on Investments ..................    (26,879,739)    (4,338,311)    (1,068,503)       620,737     (12,823,481)
                                              ------------    -----------    -----------    -----------    ------------
Net Increase (Decrease) in Net Assets
   Resulting from Operations ..............   $(27,286,941)   $(4,198,047)   $  (912,788)   $ 3,093,623    $(12,134,621)
                                              ============    ===========    ===========    ===========    ============
* Net of Foreign Taxes Withheld ...........   $         --    $       857    $       176    $        --    $    183,163
                                              ============    ===========    ===========    ===========    ============

**    Allocated from the Master Portfolio

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                         LKCM
                                                                 Small Cap Equity Fund                LKCM Equity Fund

                                                              Year Ended        Year Ended        Year Ended       Year Ended
                                                             December 31,      December 31,      December 31,     December 31,
                                                                 2002              2001              2002             2001
                                                             ------------      ------------      -----------      -----------
Operations:
Net investment income (loss) ...........................    $    (407,202)    $     974,199     $    140,264     $    189,033
Net realized gain (loss) on investments ................       (3,043,395)       10,886,358         (653,825)         (54,449)
Net change in unrealized appreciation/depreciation
   on investments ......................................      (23,836,344)        3,302,418       (3,684,486)      (2,807,508)
                                                            -------------     -------------     ------------     ------------
    Net increase (decrease) in net assets
      resulting from operations ........................      (27,286,941)       15,162,975       (4,198,047)      (2,672,924)
                                                            -------------     -------------     ------------     ------------

Dividends and Distributions
   to Shareholders:
Net investment income ..................................          (67,958)         (896,538)        (142,138)        (136,940)
Net realized gain on investments .......................          (93,234)      (11,057,650)              --          (53,721)
                                                            -------------     -------------     ------------     ------------
    Total dividends and distributions ..................         (161,192)      (11,954,188)        (142,138)        (190,661)
                                                            -------------     -------------     ------------     ------------

Fund Share Transactions:
Net proceeds from shares sold ..........................       69,712,550        27,884,657        5,985,628        6,981,310
Shares issued on reinvestment of dividends
   and distributions ...................................          147,221        11,437,359          133,296          173,853
Cost of shares redeemed ................................      (56,096,008)      (32,961,424)      (3,928,487)      (2,269,680)
                                                            -------------     -------------     ------------     ------------
    Net increase in net assets from
      from Fund share transactions .....................       13,763,763         6,360,592        2,190,437        4,885,483
                                                            -------------     -------------     ------------     ------------
Total increase (decrease) in net assets ................      (13,684,370)        9,569,379       (2,149,748)       2,021,898

Net Assets:
Beginning of period ....................................      220,570,004       211,000,625       26,821,602       24,799,704
                                                            -------------     -------------     ------------     ------------
End of period * ........................................    $ 206,885,634     $ 220,570,004     $ 24,671,854     $ 26,821,602
                                                            =============     =============     ============     ============

* Including undistributed net investment income of: ....    $          --     $      83,122     $     54,109     $     55,983
                                                            =============     =============     ============     ============

Changes in Shares Outstanding:
Shares sold ............................................        4,240,612         1,571,262          553,758          582,838
Shares issued in reinvestment of dividends
   and distributions ...................................            9,705           658,157           13,437           14,696
Shares redeemed ........................................       (3,437,426)       (1,881,768)        (374,987)        (187,965)
                                                            -------------     -------------     ------------     ------------
                                                                  812,891           347,651          192,208          409,569
Beginning of period ....................................       12,760,498        12,412,847        2,281,036        1,871,467
                                                            -------------     -------------     ------------     ------------
End of period ..........................................       13,573,389        12,760,498        2,473,244        2,281,036
                                                            =============     =============     ============     ============

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          LKCM                            LKCM
                                                                      Balanced Fund                 Fixed Income Fund

                                                               Year Ended      Year Ended      Year Ended       Year Ended
                                                              December 31,    December 31,    December 31,     December 31,
                                                                  2002            2001            2002             2001
                                                              ------------    ------------    ------------     ------------
Operations:
Net investment income ....................................    $   155,715     $   207,514     $  2,472,886     $  2,183,515
Net realized gain (loss) on investments ..................       (313,787)         18,346         (429,327)         237,371
Net change in unrealized appreciation/depreciation
   on investments ........................................       (754,716)       (277,097)       1,050,064        1,233,377
                                                              -----------     -----------     ------------     ------------
    Net increase (decrease) in net assets
      resulting from operations ..........................       (912,788)        (51,237)       3,093,623        3,654,263
                                                              -----------     -----------     ------------     ------------

Dividends and Distributions
   to Shareholders:
Net investment income ....................................       (146,346)       (222,832)      (2,423,086)      (2,101,100)
Net realized gain on investments .........................         (3,713)        (31,124)              --               --
                                                              -----------     -----------     ------------     ------------
    Total dividends and distributions ....................       (150,059)       (253,956)      (2,423,086)      (2,101,100)
                                                              -----------     -----------     ------------     ------------

Fund Share Transactions:
Net proceeds from shares sold ............................      1,432,240       2,459,928       20,963,357       14,663,179
Shares issued on reinvestment of dividends
   and distributions .....................................        146,929         249,890        1,934,879        1,575,427
Cost of shares redeemed ..................................       (593,482)     (2,797,283)     (12,450,380)      (5,905,128)
                                                              -----------     -----------     ------------     ------------
    Net increase (decrease) in net assets from
      from Fund share transactions .......................        985,687         (87,465)      10,447,856       10,333,478
                                                              -----------     -----------     ------------     ------------
Total increase (decrease) in net assets ..................        (77,160)       (392,658)      11,118,393       11,886,641

Net Assets:
Beginning of period ......................................      7,374,752       7,767,410       45,446,201       33,559,560
                                                              -----------     -----------     ------------     ------------
End of period * ..........................................    $ 7,297,592     $ 7,374,752     $ 56,564,594     $ 45,446,201
                                                              ===========     ===========     ============     ============

* Including undistributed net investment income of: ......    $    18,629     $     7,971     $    149,839     $    114,375
                                                              ===========     ===========     ============     ============

Changes in Shares Outstanding:
Shares sold ..............................................        137,766         211,100        1,996,263        1,398,644
Shares issued in reinvestment of dividends
   and distributions .....................................         14,196          22,688          185,727          152,307
Shares redeemed ..........................................        (56,684)       (249,286)      (1,186,475)        (568,741)
                                                              -----------     -----------     ------------     ------------
                                                                   95,278         (15,498)         995,515          982,210
Beginning of period ......................................        644,585         660,083        4,334,573        3,352,363
                                                              -----------     -----------     ------------     ------------
End of period ............................................        739,863         644,585        5,330,088        4,334,573
                                                              ===========     ===========     ============     ============

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          LKCM
                                                                                                   International Fund

                                                                                               Year Ended       Year Ended
                                                                                              December 31,     December 31,
                                                                                                  2002             2001
                                                                                              ------------     ------------
Operations:
Net investment income ....................................................................   $     688,860     $    117,874
Net realized loss on investments, futures contracts and foreign currency transactions ....      (8,890,738)     (29,143,446)
Net change in unrealized appreciation/depreciation .......................................      (3,932,743)         613,411
                                                                                             -------------     ------------
    Net decrease in net assets resulting from operations .................................     (12,134,621)     (28,412,161)
                                                                                             -------------     ------------

Dividends and Distributions to Shareholders:
Net investment income ....................................................................      (1,123,215)              --
Net realized gain on investments .........................................................              --         (284,831)
                                                                                             -------------     ------------
    Total dividends and distributions ....................................................      (1,123,215)        (284,831)
                                                                                             -------------     ------------

Fund Share Transactions:
Net proceeds from shares sold ............................................................     163,700,336       31,189,524
Shares issued on reinvestment of dividends and distributions .............................       1,092,076          282,010
Cost of shares redeemed ..................................................................    (190,361,095)     (31,932,590)
                                                                                             -------------     ------------
     Net decrease in net assets from Fund share transactions .............................     (25,568,683)        (461,056)
                                                                                             -------------     ------------
Total decrease in net assets .............................................................     (38,826,519)     (29,158,048)

Net Assets:
Beginning of period ......................................................................      70,368,162       99,526,210
                                                                                             -------------     ------------
End of period * ..........................................................................   $  31,541,643     $ 70,368,162
                                                                                             =============     ============

* Including undistributed net investment income of: ......................................   $      92,408     $         --
                                                                                             =============     ============

Changes in Shares Outstanding:
Shares sold ..............................................................................      23,090,610        3,608,846
Shares issued on reinvestment of dividends and distributions .............................         173,345           35,076
Shares redeemed ..........................................................................     (27,065,717)      (3,623,139)
                                                                                             -------------     ------------
                                                                                                (3,801,762)          20,783
Beginning of period ......................................................................       8,720,725        8,699,942
                                                                                             -------------     ------------
End of period ............................................................................       4,918,963        8,720,725
                                                                                             =============     ============

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                       LKCM Small Cap Equity Fund

                                                      Year           Year           Year          Year          Year
                                                     Ended          Ended          Ended         Ended         Ended
                                                  December 31,   December 31,   December 31,  December 31,  December 31,
                                                      2002           2001           2000          1999          1998
                                                  ------------   ------------   ------------  ------------  ------------
Net Asset Value -- Beginning of Period .........    $  17.29        $  17.00      $  18.08      $  15.72      $  16.89
                                                    --------        --------      --------      --------      --------
Net investment income (loss) ...................       (0.03)(1)        0.08          0.05          0.03          0.05
Net realized and unrealized
  gain (loss) on investments ...................       (2.01)           1.20          2.02          2.61         (1.10)
                                                    --------        --------      --------      --------      --------
    Total from investment operations ...........       (2.04)           1.28          2.07          2.64         (1.05)
                                                    --------        --------      --------      --------      --------
Dividends from net investment income ...........       (0.00)(2)       (0.07)        (0.05)        (0.03)        (0.07)
Distributions from net realized gains ..........       (0.01)          (0.92)        (3.10)        (0.25)        (0.05)
                                                    --------        --------      --------      --------      --------
    Total dividends and distributions ..........       (0.01)          (0.99)        (3.15)        (0.28)        (0.12)
                                                    --------        --------      --------      --------      --------
Net Asset Value -- End of Period ...............    $  15.24        $  17.29      $  17.00      $  18.08      $  15.72
                                                    ========        ========      ========      ========      ========
Total Return ...................................      (11.79)%          7.50%        11.37%        16.83%        (6.26)%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ..........    $206,886        $220,570      $211,001      $230,164      $284,018
Ratio of expenses to average net assets ........        0.94%           0.92%         0.93%         0.90%         0.91%
Ratio of net investment income (loss)
  to average net assets ........................       (0.19)%          0.46%         0.32%         0.16%         0.35%
Portfolio turnover rate ........................          52%             62%           79%           48%           35%

(1) Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.

(2)   Less than $(0.005).

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                    LKCM Equity Fund

                                                               Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                           December 31,  December 31,  December 31,  December 31,  December 31,
                                                               2002          2001          2000          1999          1998
                                                           ------------  ------------  ------------  ------------  ------------
Net Asset Value -- Beginning of Period ..................    $ 11.76       $ 13.25       $ 14.91       $ 14.39       $ 13.18
                                                             -------       -------       -------       -------       -------
Net investment income ...................................       0.06          0.08          0.40          0.10(1)       0.10
Net realized and unrealized
  gain (loss) on investments ............................      (1.78)        (1.49)         0.24          2.97          1.63
                                                             -------       -------       -------       -------       -------
    Total from investment operations ....................      (1.72)        (1.41)         0.64          3.07          1.73
                                                             -------       -------       -------       -------       -------
Dividends from net investment income ....................      (0.06)        (0.06)        (0.40)        (0.15)        (0.10)
Distributions from net realized gains ...................         --         (0.02)        (1.90)        (2.40)        (0.42)
                                                             -------       -------       -------       -------       -------
    Total dividends and distributions ...................      (0.06)        (0.08)        (2.30)        (2.55)        (0.52)
                                                             -------       -------       -------       -------       -------
Net Asset Value -- End of Period ........................    $  9.98       $ 11.76       $ 13.25       $ 14.91       $ 14.39
                                                             =======       =======       =======       =======       =======
Total Return ............................................     (14.64)%      (10.61)%        4.14%        23.07%        13.11%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ...................    $24,672       $26,822       $24,800       $27,492       $41,069
Ratio of expenses to average net assets:
  Before expense waiver and/or reimbursement ............       1.05%         1.05%         1.06%         0.93%         1.02%
  After expense waiver and/or reimbursement .............       0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ............       0.29%         0.53%         2.33%         0.56%         0.49%
  After expense waiver and/or reimbursement .............       0.54%         0.78%         2.59%         0.69%         0.71%
Portfolio turnover rate .................................         44%           35%           57%           59%           45%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                         LKCM Balanced Fund

                                                                    Year          Year          Year          Year          Year
                                                                   Ended         Ended         Ended         Ended         Ended
                                                                December 31,  December 31,  December 31,  December 31,  December 31,
                                                                    2002          2001          2000          1999          1998
                                                                ------------  ------------  ------------  ------------  ------------
Net Asset Value-- Beginning of Period ........................    $ 11.44       $ 11.77       $ 12.30       $ 11.05       $ 10.00
                                                                  -------       -------       -------       -------       -------
Net investment income ........................................       0.23          0.30          0.26          0.22          0.22
Net realized and unrealized gain (loss) on investments .......      (1.59)        (0.26)        (0.55)         1.26          1.05
                                                                  -------       -------       -------       -------       -------
   Total from investment operations ..........................      (1.36)         0.04         (0.29)         1.48          1.27
                                                                  -------       -------       -------       -------       -------
Dividends from net investment income .........................      (0.21)        (0.32)        (0.22)        (0.22)        (0.22)
Distributions from net realized gains ........................      (0.01)        (0.05)        (0.02)        (0.01)           --
                                                                  -------       -------       -------       -------       -------
    Total dividends and distributions ........................      (0.22)        (0.37)        (0.24)        (0.23)        (0.22)
                                                                  -------       -------       -------       -------       -------
Net Asset Value -- End of Period .............................    $  9.86       $ 11.44       $ 11.77       $ 12.30       $ 11.05
                                                                  =======       =======       =======       =======       =======
Total Return .................................................     (11.97)%        0.47%        (2.34)%       13.53%        12.84%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ........................    $ 7,298       $ 7,375       $ 7,767       $ 6,851       $ 3,639
Ratio of expenses to average net assets:
  Before expense reimbursement ...............................       1.66%         1.58%         1.72%         1.95%         4.59%
  After expense reimbursement ................................       0.80%         0.80%         0.80%         0.80%         0.80%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement .................       1.31%         1.83%         1.24%         0.81%        (1.38)%
  After expense waiver and/or reimbursement ..................       2.17%         2.61%         2.16%         1.96%         2.41%
Portfolio turnover rate ......................................         17%           37%           48%           47%           39%

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                    LKCM Fixed Income Fund

                                                                  Year          Year          Year          Year          Year
                                                                 Ended         Ended         Ended         Ended         Ended
                                                              December 31,  December 31,  December 31,  December 31,  December 31,
                                                                  2002          2001          2000          1999          1998
                                                              ------------  ------------  ------------  ------------  ------------
Net Asset Value -- Beginning of Period .....................    $ 10.48       $ 10.01       $  9.69       $ 10.25       $ 10.00
                                                                -------       -------       -------       -------       -------
Net investment income ......................................       0.51          0.60          0.56          0.52          0.54(1)
Net realized and unrealized gain (loss) on investments .....       0.13          0.45          0.31         (0.55)         0.17
                                                                -------       -------       -------       -------       -------
    Total from investment operations .......................       0.64          1.05          0.87         (0.03)         0.71
                                                                -------       -------       -------       -------       -------
Dividends from net investment income .......................      (0.51)        (0.58)        (0.55)        (0.52)        (0.46)
Distributions from net realized gains ......................         --            --            --         (0.01)           --
                                                                -------       -------       -------       -------       -------
    Total dividends and distributions ......................      (0.51)        (0.58)        (0.55)        (0.53)        (0.46)
                                                                -------       -------       -------       -------       -------
Net Asset Value -- End of Period ...........................    $ 10.61       $ 10.48       $ 10.01       $  9.69       $ 10.25
                                                                =======       =======       =======       =======       =======
Total Return ...............................................       6.32%        10.76%         9.26%        (0.34)%        7.27%

Ratios and Supplemental Data:
Net assets, end of period (thousands) ......................    $56,565       $45,446       $33,560       $26,016       $14,557
Ratio of expenses to average net assets:
  Before expense reimbursement .............................       0.75%         0.77%         0.84%         0.89%         1.28%
  After expense reimbursement ..............................       0.65%         0.65%         0.65%         0.65%         0.65%
Ratio of net investment income to average net assets:
  Before expense waiver and/or reimbursement ...............       4.96%         5.81%         5.63%         5.34%         4.66%
  After expense waiver and/or reimbursement ................       5.06%         5.93%         5.82%         5.58%         5.29%
Portfolio turnover rate ....................................         40%           36%           28%           68%           82%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                     LKCM International Fund

                                                                   Year          Year          Year          Year          Year
                                                                  Ended         Ended         Ended         Ended         Ended
                                                               December 31,  December 31,  December 31,  December 31,  December 31,
                                                                   2002          2001          2000          1999          1998
                                                               ------------  ------------  ------------  ------------  ------------
Net Asset Value -- Beginning of Period ......................    $  8.07       $ 11.44       $ 15.44       $ 11.01       $ 10.00
                                                                 -------       -------       -------       -------       -------
Net investment income .......................................       0.08(1)       0.01(1)       0.06(1)       0.00          0.04(2)
Net realized and unrealized gain (loss) on investments ......      (1.60)        (3.35)        (1.74)         4.70          0.97
                                                                 -------       -------       -------       -------       -------
    Total from investment operations ........................      (1.52)        (3.34)        (1.68)         4.70          1.01
                                                                 -------       -------       -------       -------       -------
Dividends from net investment income ........................      (0.14)           --         (0.01)           --            --
Distributions from net realized gains .......................         --         (0.03)        (2.31)        (0.27)           --
                                                                 -------       -------       -------       -------       -------
    Total dividends and distributions .......................      (0.14)        (0.03)        (2.32)        (0.27)           --
                                                                 -------       -------       -------       -------       -------
Net Asset Value -- End of Period ............................    $  6.41       $  8.07       $ 11.44       $ 15.44       $ 11.01
                                                                 =======       =======       =======       =======       =======
Total Return ................................................     (18.86)%      (29.16)%      (10.68)%       42.71%        10.10%

Ratios and Supplemental Data:
Net assets, end of period (thousands) .......................    $31,542       $70,368       $99,526       $83,892       $56,985
Ratio of expenses to average net assets:
  Before expense reimbursement ..............................       1.55%         1.56%         1.51%         1.52%         1.40%
  After expense reimbursement ...............................       1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss) to average net assets:
  Before expense waiver and/or reimbursement ................       0.68%        (0.21)%        0.08%        (0.28)%        0.34%
  After expense waiver and/ or reimbursement ................       1.03%         0.15%         0.39%         0.04%         0.54%
Portfolio turnover rate .....................................        N/A           N/A           186%(3)       205%          196%


(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

(3) On October 2, 2000, the Fund invested all of its investable assets into the TT EAFE Portfolio, which has an identical investment objective as the Fund. Portfolio turnover rate is provided for the period January 1, 2000 through September 30, 2000.

                     See notes to the financial statements.

                                   LKCM FUNDS
                        NOTES TO THE FINANCIAL STATEMENTS

A. Organization and Significant Accounting Policies: LKCM Funds (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end, management investment company. The Trust was organized as a Delaware business trust on February 10, 1994 and consists of five diversified series of shares comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity
Fund), January 3, 1996 (LKCM Equity Fund), and December 30, 1997 (LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund). The LKCM Small Cap Equity Fund seeks to maximize capital appreciation by investing primarily in equity securities of small companies (those with market values less than $2.0 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings with above-average returns on the shareholders' equity and under-leveraged balance sheets, and potential for above-average capital appreciation. The LKCM Balanced Fund seeks to provide investors with current income and capital appreciation by investing primarily in a diversified portfolio of equity and debt securities of companies with established operating histories and strong fundamental characteristics. The LKCM Fixed Income Fund seeks to provide investors with current income by investing primarily in a diversified portfolio of investment grade, intermediate-term debt securities issued by corporations, the U.S. Government, agencies or instrumentalities of the U.S. Government and cash equivalent securities. The LKCM International Fund seeks to provide investors with a total return in excess of the Morgan Stanley Capital International EAFE Index.

The LKCM International Fund currently intends to attempt to achieve its goal by operating under a master-feeder structure. This means that the LKCM International Fund currently intends to seek its investment objective by investing all of its investable assets in the TT EAFE Portfolio ("Portfolio" or "Master Portfolio"), a series of the TT International U.S.A. Master Trust, which has an identical investment objective as the LKCM International Fund and is managed by TT International Investment Management ("TT International"). On October 2, 2000, the International Fund invested all of its investable assets into the Portfolio. At December 31, 2002, the LKCM International Fund has a 54.91% ownership interest in the Portfolio, which is recorded at value. The Portfolio's financial statements are included within this annual report and should be read in conjunction with the financial statements of the LKCM International Fund. The LKCM International Fund records its daily pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the LKCM International Fund accrues its own expenses daily as incurred. Accounting policies of the Portfolio, including valuation of investments, are more fully described in the Portfolio's financial statements.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements.

      1. Security Valuation: Securities listed on a U.S. securities exchange or the Nasdaq Stock Market for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked price. Securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price available before the time when assets are valued. Debt securities (other than obligations having a maturity of 60 days or less) are normally valued on the basis of quotes obtained from pricing services. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost which reflects fair value. Other assets and securities for which no quotations are readily available (including restricted securities) are valued in good faith at fair value using methods determined by the Board of Trustees.

      2. Federal Income Taxes: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

      3. Distributions to Shareholders: The LKCM Small Cap Equity, LKCM Equity and LKCM International Funds generally intend to pay dividends and net capital gain distributions, if any, at least on an annual basis. The LKCM Balanced and LKCM Fixed Income Funds generally intend to pay dividends on a quarterly basis and net capital gain distributions, if any, at least on an annual basis.

      4. Foreign Securities: Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      5. Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and
      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

      6. Expense Allocation: Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

      7. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      8. Other: Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts and premiums are amortized on the effective interest method for tax and financial reporting purposes. Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

B. Investment Advisory and Other Agreements: Luther King Capital Management Corporation (the "Adviser"), serves as the investment adviser to the Funds under an Investment Advisory Agreement (the "Agreement"). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund's daily net assets. The Adviser has voluntarily agreed to pay operating expenses in excess of the annual rates presented below as applied to each Fund's daily net assets. For the year ended December 31, 2002, the Adviser waived and/or reimbursed the following expenses:

                               LKCM            LKCM           LKCM            LKCM             LKCM
                             Small Cap        Equity        Balanced          Fixed        International
                            Equity Fund        Fund           Fund         Income Fund         Fund
                            -----------        ----           ----         -----------         ----
Annual Advisory Rate           0.75%            0.70%          0.65%            0.50%           (1)(2)
Annual Cap on Expenses         1.00%            0.80%          0.80%            0.65%            1.20%
Expenses Waived and/or
Reimbursed                       --          $65,625        $61,732          $51,169         $235,935

(1) To the extent that the Fund invests all of its investable assets in the Portfolio, the advisory fee paid to the Adviser is reduced from an annual rate of 1.00% of the Fund's average daily net assets to an annual rate of 0.50% of the Fund's average daily net assets.

(2) TT International is entitled to receive a fee from the Portfolio, calculated daily and payable monthly, at the annual rate of 0.50%.

U.S. Bancorp Fund Services, LLC serves as transfer agent and administrator for the Trust and serves as accounting services agent for all LKCM Funds except LKCM International Fund. U.S. Bank, N.A. serves as custodian for all LKCM Funds except LKCM International Fund. Investors Bank & Trust Company serves as custodian, accounting services agent and sub-administrator of the LKCM International Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust's principal underwriter.

C. Security Transactions: Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2002 were as follows:

                                     Purchases                     Sales
                                U.S.                         U.S.
                              Government      Other       Government      Other
                              ----------    ----------    ----------    ----------
LKCM Small Cap Equity Fund   $        --   $115,675,178   $       --   $101,401,437
LKCM Equity Fund                      --     14,090,656           --      9,876,869
LKCM Balanced Fund               209,203      1,685,847           --      1,161,448
LKCM Fixed Income Fund        10,568,454     14,470,233    7,051,326     10,862,365

At December 31, 2002, cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were:

                                                                              Net
                                                                          Appreciation
                                 Cost      Appreciation  (Depreciation)  (Depreciation)
                             ------------  ------------  --------------  --------------
LKCM Small Cap Equity Fund   $165,599,060   $45,168,763   $(6,261,227)   $ 38,907,536
LKCM Equity Fund               24,930,846     2,566,506    (2,979,134)       (412,628)
LKCM Balanced Fund              7,910,039       508,207    (1,076,039)       (567,832)
LKCM Fixed Income Fund         52,537,819     2,967,348      (157,102)      2,810,246

At December 31, 2002, undistributed ordinary income and long-term capital gains are as follows:

                              Undistributed
                                Ordinary        Long-Term
                                 Income       Capital Gains
                              -------------   -------------

LKCM Small Cap Equity Fund      $     --         $    --
LKCM Equity Fund                  54,109              --
LKCM Balanced Fund                 6,922              --
LKCM Fixed Income Fund            56,349              --
LKCM International Fund          140,209              --


At December 31, 2002, the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund, the LKCM Fixed Income Fund, and the LKCM International Fund had accumulated capital loss carryforwards of $1,968,360 expiring in the year 2010; $553,830, of which $64,154 expires in 2009 and $489,676 expires in 2010;
$309,137 expiring in the year 2010; $534,938, of which $121,987 expires in 2008 and $412,951 expires in 2010 and $40,677,051, of which $28,956,907 expires in
2009 and $11,720,144 expires in 2010, respectively. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. At December 31, 2002, the LKCM Small Cap Equity Fund, the LKCM Equity Fund, the LKCM Balanced Fund and the LKCM International Fund had net realized capital losses from transactions between November 1, 2002 and December 31, 2002 of $520,774, $177,453, $3,904 and $852,877, respectively, which are deferred for tax purposes and will be recognized in 2003.

The tax components of dividends paid during the year ended December 31, 2002 was as follows:

                                  Ordinary       Long-Term
                                   Income      Capital Gains
                                 ----------    -------------
LKCM Small Cap Equity Fund       $   67,958       $93,234
LKCM Equity Fund                    142,138            --
LKCM Balanced Fund                  146,353         3,706
LKCM Fixed Income Fund            2,423,086            --
LKCM International Fund           1,123,215            --

The tax components of dividends paid during the year ended December 31, 2001 was as follows:

                                  Ordinary       Long-Term
                                   Income      Capital Gains
                                 ----------    -------------

LKCM Small Cap Equity Fund       $  896,538     $11,057,650
LKCM Equity Fund                    137,241          53,420
LKCM Balanced Fund                  222,832          31,124
LKCM Fixed Income Fund            2,101,100              --
LKCM International Fund                  --         284,831

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of LKCM Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund and LKCM International Fund (constituting the LKCM Funds, hereafter referred to as the "Funds") at December 31, 2002, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 26, 2003

                             ADDITIONAL INFORMATION

Information about the Funds' Trustees

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds' Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

--------------------------------------------------------------------------------------------------------------------
                                                                              Number of
                                            Term of                           Portfolios
                                            Office &        Principal          in Fund
                             Position(s)     Length        Occupation          Complex            Other
Name, Address                 Held with     of Time        During Past         Overseen        Directorships
and Age                       the Fund      Served(1)      Five Years         by Trustee      Held By Trustee
--------------------------------------------------------------------------------------------------------------------
Disinterested Trustees:
--------------------------------------------------------------------------------------------------------------------
H. Kirk Downey                 Trustee       Since      CEO, Texassystems,        5        Non-executive chairman of
301 Commerce Street                          1994       LLC and CEO,                       the board of AZZ
Suite 1600                                              Texaslearningsystems               Incorporated, a
Fort Worth, Texas 76102                                 LLC since 1999;                    manufacturing company
Age: 60                                                 Dean, M.J. Neeley
                                                        School of Business,
                                                        Texas Christian
                                                        University Business
                                                        School from 1987 to
                                                        2001
--------------------------------------------------------------------------------------------------------------------
Earle A. Shields, Jr.          Trustee       Since      Consultant; formerly      5        Priests Pension Fund of
301 Commerce Street                          1994       Consultant for                     the Catholic Diocese of
Suite 1600                                              NASDAQ Corp. and                   Fort Worth, Lay Workers
Fort Worth, TX 76102                                    Vice President,                    Pension Fund of the
Age: 82                                                 Merrill Lynch & Co.,               Catholic Diocese of Fort
                                                        Inc.                               Worth, St. Joseph Health
                                                                                           Care Trust, Catholic
                                                                                           Schools Trust and
                                                                                           Catholic Foundation of
                                                                                           North Texas

Interested Trustee:
--------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(2)         Chairman of   Since      Chairman, President,      5        DK Leasing Corp (private
301 Commerce Street            the Board of  1994       and Director, Luther               plane), Employee
Fort Worth, TX 76102           Trustees,                King Capital                       Retirement Systems of
Age: 62                        President                Management                         Texas, 4K Land & Cattle
                               and Chief                Corporation since                  Company, Hunt Forest
                               Executive                1979                               Products (lumber), Ruston
                               Officer                                                     Industrial Corp. (forest
                                                                                           products), Investment
                                                                                           Company Association of
                                                                                           America (trade
                                                                                           organization), JLK
                                                                                           Venture Corp (private
                                                                                           equity), Southwestern
                                                                                           Exposition & Livestock,
                                                                                           Southwest JLK, Texas
                                                                                           Christian University,
                                                                                           Texas Southwestern
                                                                                           Cattleraisers Foundation,
                                                                                           University of Texas
                                                                                           Investment Management,
                                                                                           XTO Energy Inc. (oil &
                                                                                           gas)
--------------------------------------------------------------------------------------------------------------------

(1) Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.

(2)   Mr. King is an "interested person" of the Trust (as defined in the 1940
      Act) because he controls the Adviser.

See TT EAFE Portfolio Financial Statements for trustees and officers of the TT International U.S.A. Master Trust.

                                                 Term of
                                                 Office &            Principal
                             Position(s)         Length             Occupation
Name, Address                 Held with          of Time            During Past
and Age                       the Fund           Served             Five Years
----------------------------------------------------------------------------------------------
Officers:
----------------------------------------------------------------------------------------------
J. Luther King, Jr.          President and        Since    Chairman, President and Director,
301 Commerce Street          Chief Executive      1994     Luther King Capital Management
Fort Worth, Texas 76102      Officer                       Corporation since 1979.
Age: 62
----------------------------------------------------------------------------------------------
Paul W. Greenwell            Vice President       Since    Vice President, Luther King Capital
301 Commerce Street                               1996     Management since 1983.
Fort Worth, Texas 76102
Age: 52
----------------------------------------------------------------------------------------------
Jacqui Brownfield            Vice President,      Since    Fund Administrator and Operations
301 Commerce Street          Secretary and        1994     Manager, Luther King Capital
Fort Worth, Texas 76102      Treasurer                     Mangagement since 1987.
Age: 41
----------------------------------------------------------------------------------------------
Steven R. Purvis             Vice President       Since    Director of Research, Luther King
301 Commerce Street          of the Trust         2000     Capital Management since 1996.
Fort Worth, Texas 76102
Age: 37
----------------------------------------------------------------------------------------------

                                TT EAFE PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                                December 31, 2002

--------------------------------------------------------------------------------
                                                                  Value (Note 1)
COMMON STOCKS - 88.84%                              Shares                   US$
--------------------------------------------------------------------------------
AUSTRALIA - 1.57%
--------------------------------------------------------------------------------
Media - 1.01%
   News Corporation Ltd                            154,778          $    999,572
                                                                    ------------

Metals & Mining - 0.56%
   Alumina Ltd                                     108,566               299,262
   WMC Resources Ltd                               108,566               257,736
                                                                    ------------
                                                                         556,998
                                                                    ------------
Total Australia                                                        1,556,570
                                                                    ------------

--------------------------------------------------------------------------------
BELGIUM - 0.54%
--------------------------------------------------------------------------------
Diversified Financials - 0.54%
   Groupe Bruxelles Lambert SA                      13,072               534,774
                                                                    ------------
Total Belgium                                                            534,774
                                                                    ------------

--------------------------------------------------------------------------------
FINLAND - 4.49%
--------------------------------------------------------------------------------
Diversified Telecommunications - 3.42%
   Nokia Oyj                                       212,487             3,375,951
                                                                    ------------

Forest Products & Paper - 1.07%
   UPM - Kymmene Oyj                                32,755             1,051,118
                                                                    ------------
Total Finland                                                          4,427,069
                                                                    ------------

--------------------------------------------------------------------------------
FRANCE - 10.42%
--------------------------------------------------------------------------------
Automobiles - 1.72%
   PSA Peugeot Citroen                              41,631             1,696,567
                                                                    ------------

Banks - 0.93%
   BNP Paribas SA                                   10,516               428,223
   Credit Agricole SA                               32,683               492,869
                                                                    ------------
                                                                         921,092
                                                                    ------------

Building Materials - 1.34%
   Lafarge SA                                       17,545             1,321,082
                                                                    ------------

Construction & Engineering - 0.99%
   Bouygues SA                                      35,174               981,931
                                                                    ------------

Media - 0.50%
   Television Francaise                             18,385               490,878
                                                                    ------------

Oil & Gas - 2.56%
   TotalFinaElf SA                                  17,714             2,528,289
                                                                    ------------

--------------------------------------------------------------------------------
                                                                  Value (Note 1)
COMMON STOCKS                                       Shares                   US$
--------------------------------------------------------------------------------
Pharmaceuticals - 1.99%
   Aventis SA                                       36,191          $  1,965,993
                                                                    ------------

Retailers - 0.39%
   Pinault-Printemps-Redoute SA                      5,219               383,670
                                                                    ------------
 Total France                                                         10,289,502
                                                                    ------------

--------------------------------------------------------------------------------
GERMANY - 1.99%
--------------------------------------------------------------------------------
Airlines - 0.86%
   Deutsche Lufthansa -
     Registered #                                   92,300               849,861
                                                                    ------------

Automobiles - 1.13%
   Bayerische Motoren Werke AG                      36,661             1,111,873
                                                                    ------------
Total Germany                                                          1,961,734
                                                                    ------------

--------------------------------------------------------------------------------
ITALY - 5.98%
--------------------------------------------------------------------------------
Diversified Telecommunications - 1.93%
   Telecom Italia Spa                              251,419             1,906,284
                                                                    ------------

Oil & Gas - 4.05%
   ENI Spa                                         251,817             4,000,818
                                                                    ------------
Total Italy                                                            5,907,102
                                                                    ------------

--------------------------------------------------------------------------------
JAPAN - 11.52%
--------------------------------------------------------------------------------
Automobiles - 1.16%
   Honda Motor Co Ltd                               31,000             1,146,213
                                                                    ------------

Commercial Services & Supplies - 0.54%
   Dai Nippon Printing Co Ltd                       48,000               530,818
                                                                    ------------

Diversified Telecommunications - 1.73%
   KDDI Corporation                                    341             1,105,744
   NTT Corporation                                     167               606,224
                                                                    ------------
                                                                       1,711,968
                                                                    ------------

Machinery - 0.53%
   FANUC Ltd                                        11,900               526,194
                                                                    ------------

Office Electronics - 0.88%
   Canon Inc                                        23,000               865,913
                                                                    ------------

Pharmaceuticals - 2.04%
   Takeda Chemical Industries Ltd                   48,300             2,017,757
                                                                    ------------

                     See notes to the financial statements.

                               TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
                                                                  Value (Note 1)
COMMON STOCKS                                       Shares                   US$
--------------------------------------------------------------------------------
Semiconductor Equipment
   & Products - 2.65%
   Murata Mfg. Company Ltd                          31,000          $  1,214,100
   Rohm Company Ltd                                  5,400               687,223
   Tokyo Electron Ltd                               15,900               719,136
                                                                    ------------
                                                                       2,620,459
                                                                    ------------

Trading Companies & Distributors - 0.95%
   Mitsubishi Corporation                           80,000               488,504
   Mitsui & Co Ltd                                  96,000               447,936
                                                                    ------------
                                                                         936,440
                                                                    ------------

Wireless Telecommunication
   Services - 1.04%
   NTT DoCoMo Inc                                      554             1,021,865
                                                                    ------------
Total Japan                                                           11,377,627
                                                                    ------------

--------------------------------------------------------------------------------
NETHERLANDS - 6.46%
--------------------------------------------------------------------------------
Food Products - 2.78%
   Unilever NV - CVA                                44,733             2,746,673
                                                                    ------------

Oil & Gas - 3.68%
   Royal Dutch Petroleum Co                         82,666             3,636,725
                                                                    ------------
Total Netherlands                                                      6,383,398
                                                                    ------------

--------------------------------------------------------------------------------
SINGAPORE - 0.40%
--------------------------------------------------------------------------------
Diversified Financials - 0.40%
   Keppel Corporation Ltd                          187,000               398,871
                                                                    ------------
Total Singapore                                                          398,871
                                                                    ------------

--------------------------------------------------------------------------------
SOUTH KOREA - 3.48%
--------------------------------------------------------------------------------
Automobiles - 0.22%
   Hyundai Motor Company Ltd                         9,170               214,551
                                                                    ------------

Banks - 0.80%
   Kookmin Bank                                     22,169               785,042
                                                                    ------------

Chemicals - 0.32%
   LG Chemical Ltd                                   9,166               313,764
                                                                    ------------

Electronic Equipment &
   Instruments - 1.61%
   Samsung Electronics                               6,020             1,593,761
                                                                    ------------

Metals - 0.40%
   Pohang Iron & Steel Co Ltd                        3,990               396,965
                                                                    ------------

Multiline Retail - 0.13%
   Shinsegae Co Ltd                                  1,040               131,091
                                                                    ------------
Total South Korea                                                      3,435,174
                                                                    ------------

--------------------------------------------------------------------------------
SWITZERLAND - 4.94%
--------------------------------------------------------------------------------
Banks - 3.06%
   Credit Suisse Group #                            22,776               494,021
   UBS AG - Registered #                            52,005             2,526,741
                                                                    ------------
                                                                       3,020,762
                                                                    ------------

Insurance - 1.14%
   Zurich Financial Services AG                     12,080             1,126,686
                                                                    ------------

Pharmaceuticals - 0.74%
   Roche Holding AG                                 10,445               727,624
                                                                    ------------
Total Switzerland                                                      4,875,072
                                                                    ------------

--------------------------------------------------------------------------------
TAIWAN - 0.44%
--------------------------------------------------------------------------------
Electronic Equipment
   & Instruments - 0.44%
   Taiwan Semiconductor #                          352,000               432,749
                                                                    ------------
Total Taiwan                                                             432,749
                                                                    ------------

--------------------------------------------------------------------------------
UNITED KINGDOM - 36.61%
--------------------------------------------------------------------------------
Banks - 12.03%
   HBOS PLC                                        444,164             4,682,777
   HSBC Holdings PLC                               407,803             4,506,182
   Lloyds TSB Group PLC                            135,925               975,778
   Standard Chartered PLC                          151,298             1,719,320
                                                                    ------------
                                                                      11,884,057
                                                                    ------------

Beverages, Food & Tobacco - 4.94%
   British American Tobacco PLC                    258,085             2,577,650
   Diageo PLC                                      132,487             1,439,445
   South African Breweries PLC                     120,425               855,788
                                                                    ------------
                                                                       4,872,883
                                                                    ------------

Construction & Engineering - 1.42%
   BAA PLC                                         173,006             1,403,494
                                                                    ------------

Diversified Telecommunications - 3.01%
   Vodafone Group PLC                            1,632,004             2,974,980
                                                                    ------------

                     See notes to the financial statements.

                               TT EAFE PORTFOLIO
                       SCHEDULE OF INVESTMENTS, CONTINUED
                                December 31, 2002

--------------------------------------------------------------------------------
                                                                  Value (Note 1)
COMMON STOCKS                                       Shares                   US$
--------------------------------------------------------------------------------
Electric Utilities - 3.20%
   National Grid Transco PLC                       227,661          $  1,672,830
   Scottish Power PLC                              255,198             1,489,029
                                                                    ------------
                                                                       3,161,859
                                                                    ------------

Food & Drug Retailing - 1.85%
   Tesco PLC                                       585,686             1,828,863
                                                                    ------------

Hotels Restaurants & Leisure - 1.17%
   Granada Compass PLC                             897,668             1,152,336
                                                                    ------------

Insurance - 1.07%
   Royal & Sun Alliance Insurance
     Group PLC                                     542,919             1,055,217
                                                                    ------------

Pharmaceuticals - 6.35%
   AstraZeneca PLC                                  64,097             2,290,397
   GlaxoSmithKline PLC                             207,275             3,976,882
                                                                    ------------
                                                                       6,267,279
                                                                    ------------
Retailers - 1.57%
   Marks & Spencer Group PLC                       306,229             1,552,673
                                                                    ------------
Total United Kingdom                                                  36,153,641
                                                                    ------------

Total Common Stocks
   (cost $92,229,421)                                                 87,733,283
                                                                    ------------

Total Investments - 88.84%
   (Cost $92,229,421)                                                 87,733,283
                                                                    ------------

Other Assets in excess
   of Liabilities 11.16%                                              11,021,337
                                                                    ------------

Total Net Assets 100.00%                                            $ 98,754,620
                                                                    ============

#     Non-income producing security.

GDR   Global Depository Receipt

                     See notes to the financial statements.

                               TT EAFE PORTFOLIO
                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2002

                                                                             US$
                                                                     -----------
Assets:
Investments, at value* ............................................ $ 87,733,283
Cash ..............................................................    7,795,950
Foreign currency** ................................................    1,769,147
Receivable for open forward foreign currency exchange contracts ...       66,098
Receivable for investments sold ...................................    1,483,958
Dividends and interest receivable .................................      102,743
Recoverable foreign taxes .........................................      202,786
Prepaid expenses ..................................................       20,993
                                                                    ------------
   Total assets ...................................................   99,174,958
                                                                    ============

Liabilities:
Payable for investments purchased .................................      294,291
Payable for investment advisory fees ..............................       43,348
Accrued expenses and other liabilities ............................       82,699
                                                                    ------------
   Total liabilities ..............................................      420,338
                                                                    ------------
Net Assets ........................................................ $ 98,754,620
                                                                    ============
* Cost of Investments ............................................. $ 92,229,421
                                                                    ============
** Cost of Foreign Currency ....................................... $  1,748,211
                                                                    ============

                     See notes to the financial statements.

                               TT EAFE PORTFOLIO
                             STATEMENT OF OPERATIONS
                          Year Ended December 31, 2002

                                                                                                 US$
                                                                                        ------------
Investment Income:
Interest income ....................................................................    $    140,487
Dividend income* ...................................................................       2,470,312
                                                                                        ------------
   Total income ....................................................................       2,610,799
                                                                                        ------------
Expenses:
Investment advisory fee ............................................................         584,268
Accounting and custody fees ........................................................         260,635
Administration fees ................................................................          74,629
Insurance fees .....................................................................          26,286
Audit fees .........................................................................          23,670
Trustees' fees and expenses ........................................................          14,093
Legal services .....................................................................           6,494
Printing and postage expense .......................................................           3,710
                                                                                        ------------
   Total expenses ..................................................................         993,785
                                                                                        ------------
Net investment income ..............................................................       1,617,014
                                                                                        ------------

Realized/Unrealized Gain/Loss on Investments:
Net realized gain/loss on:
   Investment security transactions ................................................     (17,998,248)
   Foreign currency transactions and forward foreign currency exchange contracts ...       1,804,589
                                                                                        ------------
                                                                                         (16,193,659)
                                                                                        ------------
Net change in unrealized appreciation/(depreciation) on:
   Investment securities ...........................................................      (5,987,144)
   Foreign currency transactions and forward foreign currency exchange contracts ...        (671,807)
                                                                                        ------------
                                                                                          (6,658,951)
                                                                                        ------------
Net Loss on Investments ............................................................     (22,852,610)
                                                                                        ------------
Net Decrease in Net Assets Resulting from Operations ...............................    $(21,235,596)
                                                                                        ============
* Net of foreign taxes withheld ....................................................    $    321,318
                                                                                        ============

                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    TT EAFE
                                                                                   Portfolio

                                                                             Year             Year
                                                                             Ended            Ended
                                                                          December 31,     December 31,
                                                                             2002             2001
                                                                              US$              US$
                                                                         -------------    -------------
Operations:
Net investment income ................................................   $   1,617,014    $     744,006
Net realized loss ....................................................     (16,193,659)     (53,009,822)
Net change in unrealized appreciation/(depreciation) .................      (6,658,951)         194,662
                                                                         -------------    -------------
   Net decrease in net assets resulting from operations ..............     (21,235,596)     (52,071,154)
                                                                         -------------    -------------
Capital transactions
   Contributions .....................................................     168,468,799       75,702,552
   Withdrawals .......................................................    (172,438,004)     (61,122,828)
                                                                         -------------    -------------
   Net increase (decrease) in net assets from capital transactions ...      (3,969,205)      14,579,724
                                                                         -------------    -------------
Total decrease in net assets .........................................     (25,204,801)     (37,491,430)
                                                                         -------------    -------------
Net Assets:
Beginning of year ....................................................     123,959,421      161,450,851
                                                                         -------------    -------------
End of year ..........................................................   $  98,754,620    $ 123,959,421
                                                                         =============    =============


                     See notes to the financial statements.

                                TT EAFE PORTFOLIO
                        Notes to the Financial Statements

A. Organization and Significant Accounting Policies

TT EAFE Portfolio (the "Portfolio") is a series of TT International U.S.A. Master Trust (the "Portfolio Trust"). The Portfolio Trust is registered under the 1940 Act, as an open-end management investment company. The Portfolio Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts, pursuant to a Declaration of Trust dated as of May 26, 2000. LKCM International Fund held 54.9%, and the TT Active International Mutual Fund held 45.1% of the Portfolio as of December 31, 2002.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

      1. Security Valuation

      The equity securities of the Portfolio are valued at the last reported sales price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid prices. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates market value. Any securities, restricted securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with policies approved by the Portfolio Board of Trustees.

      2. Security Transactions and Income Recognition

      Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on a daily accrual basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Premium and discount on securities purchased are amortized as a component of interest income using a constant yield to maturity method.

      3. Federal Income Taxes

      The Portfolio intends to qualify as a partnership for U.S. federal income tax purposes. The Portfolio therefore believes that it will not be subject to any U.S. federal income tax on its income and net realized capital gains (if any). However, each investor in the Portfolio will be subject to U.S. federal income taxation on its allocable share of the Portfolio's income and capital gains for the purposes of determining its federal income tax liability. The determination of such share will be made in accordance with the applicable sections of the U.S. Internal Revenue Code of 1986 (the "Code").

      It is intended that the Portfolio's assets, income and allocations will be managed in such a way that a regulated investment company investing in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investment company invested all of its assets in the corresponding Portfolio.

      4. Foreign Securities

      Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

      Since foreign securities often trade in currencies other than U.S. dollars, changes in currency exchange rates will affect the Portfolio's net assets, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar exchange rate relative to these other currencies will adversely affect the value of the Portfolio. In addition, some foreign currency values may be volatile and there is the possibility of government controls on currency exchanges or government intervention in currency markets. Controls or intervention could limit or prevent the Portfolio from realizing value in U.S. dollars from its investment in foreign securities.

      5. Foreign Currency Translation

      For financial reporting purposes, the Portfolio does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for financial reporting and federal income tax purposes the Portfolio does isolate and treat as ordinary income the effect of changes in foreign exchange rates on currency, currency contracts and payables and receivables arising from trade date and settlement date differences.

      At December 31, 2002, the Portfolio had the following open forward foreign cross currency exchange contract outstanding:

                                                                                     Net
                                       Deliver/Units         Receive/In       Unrealized
Settlement Date                          of Currency       Exchange For     Appreciation
----------------------------------------------------------------------------------------
1/16/03             British Pound Sterling 3,880,000     Euro 6,015,504          $66,098
----------------------------------------------------------------------------------------

6. Futures Contracts

      The Portfolio may purchase long futures contracts to gain exposure to market changes, as this may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Portfolio is required to segregate cash or liquid securities in connection with all futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

      As of and for the year ended December 31, 2002, there were no open long futures contracts outstanding.

      7. Options Contracts

      A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolio to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

      Purchases of put and call options are recorded as investments, the values of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

      The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

      The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market value of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

      As of December 31, 2002, there were no open options contracts outstanding

B. Investment Advisory Agreement

Pursuant to a Management Agreement with the Portfolio Trust, TT International Investment Management ("TTI") provides investment guidance and policy direction in connection with the management of the Portfolio's assets. The Portfolio Trust pays monthly to TTI for its advisory services a management fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

C. Security Transactions

Purchases and sales of investments for the Portfolio, exclusive of short-term securities, for the year ended December 31, 2002, were as follows

     Cost of Purchases                                       Proceeds from Sales
     US$                                                                     US$
--------------------------------------------------------------------------------
     243,099,814                                                     241,297,657

At December 31, 2002, the Portfolio's aggregate unrealized appreciation and depreciation on Investments based on cost for U.S. federal income tax purposes were as follows:

                                  Unrealized        Unrealized    Net Unrealized
     Tax Cost                   Appreciation      Depreciation      Appreciation
     US$                                 US$               US$               US$
--------------------------------------------------------------------------------
     93,312,071                      647,980       (6,226,768)       (5,578,788)

D. Financial Highlights

The ratios of expenses and net investment income to average net assets and portfolio turnover rates (excluding short-term securities) for the Portfolio are as follows:

                                         Year             Year          For the
                                        Ended            Ended     Period Ended
                                 December 31,     December 31,     December 31,
                                         2002             2001             2000*
--------------------------------------------------------------------------------
Ratio of expenses                       0.85%            0.85%            0.92%+
Ratio of net investment income          1.38%            0.51%            0.39%+
Portfolio Turnover                       231%             255%              37%
Total Return                          (18.51)%        (28.80)%           (4.54)%

      * For the period October 2, 2000 (commencement of operations) through December 31, 2000.

      +     Annualized.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of TT International U.S.A. Feeder Trust (the Trust) and the Shareholders of TT EAFE Mutual Fund:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TT EAFE Mutual Fund (one of the portfolios constituting TT International U.S.A. Feeder Trust, hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

Management of the Portfolio

The management and affairs of the Portfolio are supervised by the Trustees of the Portfolio Trust under the laws of the Commonwealth of Massachusetts.

Information about the Trustees and officers of the Portfolio Trust is set forth below.

Trustees of the Portfolio Trust
----------------------------------------------------------------------------------------------------------------------------
                                                                               Number of
                                        Term of                                Portfolios
                                       Office &           Principal             in Fund
Name,                  Position(s)      Length          Occupation(s)           Complex                   Other
Address                 Held with       of Time          During Past            Overseen               Directorships
and Age(2)              the Trust      Served(3)           5 Years             by Trustee             Held by Trustee
----------------------------------------------------------------------------------------------------------------------------
Disinterested Trustees(1):
----------------------------------------------------------------------------------------------------------------------------
John A. Benning         Trustee         Since        Retired since 2001;     TT International      Trustee, Liberty All-Star
Age: 68                                 August       Senior Vice             U.S.A. Master &       Equity Fund (one mutual
                                        2000         President and           Feeder Trusts: 4      fund) (since October
                                                     General Counsel,        Portfolios            2002); Director, Liberty
                                                     Liberty Financial                             All-Star Growth Fund,
                                                     Companies, Inc.                               Inc. (one mutual fund)
                                                     (financial services)                          (since October 2002);
                                                     (1998-2001).                                  Director, ICI Mutual
                                                                                                   Insurance Company (since
                                                                                                   June 2000); Director,
                                                                                                   SageLife Assurance of
                                                                                                   America (variable annuity
                                                                                                   insurance company) (since
                                                                                                   June 2000); General
                                                                                                   Partner, Mad River Green
                                                                                                   Partners (real estate)
                                                                                                   (since 1972).
----------------------------------------------------------------------------------------------------------------------------
Peter O. Brown          Trustee         Since        Counsel, Harter,        TT International      Trustee, CGM Trust (five
Age: 62                                 August       Secrest & Emery LLP     U.S.A. Master &       mutual funds) and CGM
                                        2000         (law firm) (since       Feeder Trusts: 4      Capital Development Fund
                                                     2001); Partner,         Portfolios            (one mutual fund) (since
                                                     Harter, Secrest &                             June 1993).
                                                     Emery LLP (from
                                                     1997-2000).
----------------------------------------------------------------------------------------------------------------------------
Robert W. Uek           Trustee         Since        Self-Employed           TT International      Trustee, Hillview
Age: 61                                 August       Consultant (since       U.S.A. Master &       Investment Trust II
                                        2000         1999); Partner,         Feeder Trusts: 4      (three mutual funds)
                                                     PricewaterhouseCoopers  Portfolios            (since September 2000).
                                                     LLP (accounting
                                                     firm) (1998 to June
                                                     1999).
----------------------------------------------------------------------------------------------------------------------------

(1) Disinterested Trustees are those Trustees who are not "interested persons" of the Portfolio Trust as defined in the 1940 Act.

(2) The address of each Trustee of the Portfolio Trust is 200 Clarendon Street, Boston, Massachusetts 02116.

(3) As provided in the Declaration of Trust of the Portfolio Trust, each Trustee holds office during the lifetime of the Portfolio Trust and until their termination or until the election and qualification of his successor.

------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                Term of                             Portfolios
                                               Office &         Principal            in Fund
Name,                      Position(s)          Length        Occupation(s)          Complex                Other
Address                     Held with           of Time        During Past           Overseen            Directorships
and Age(2)                  the Trust          Served(3)         5 Years            by Trustee          Held by Trustee
------------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1):
------------------------------------------------------------------------------------------------------------------------------
David J.S. Burnett(4)   Trustee of the          Since     Managing Partner, TT    TT International   Director, TJA Inc.
Age: 45                 Feeder Trust and the    August    International (since    U.S.A. Master &    (investment company)
                        Portfolio Trust         2000      September 1998);        Feeder Trusts: 4   (since November 2002);
                                                          Director, Brunswick     Portfolios         Chairman, TT
                                                          UBS Warburg Ltd.                           International Bermuda
                                                          (investment banking)                       Ltd.; Director TT
                                                          (May 1998 to August                        International (since
                                                          1998); Director,                           November 2001); Funds PLC
                                                          Dalgland Nominees                          (investment management)
                                                          (PM) Ltd. (nominee                         (since August 2001);
                                                          company) (November                         Director, TT
                                                          1995 to August                             International Advisors
                                                          1998); Chairman,                           Inc. (investment
                                                          Fenway Services                            marketing) (since March
                                                          Limited (securities                        2001); Director, TT
                                                          trader) (November                          Europe Alpha Fund Ltd.
                                                          1997 to August                             (investment management)
                                                          1998); Director,                           (since July 2000);
                                                          Warburg Dillon Read                        Director, TT Europe Beta
                                                          Securities (South                          Fund Ltd. (investment
                                                          Africa)                                    management) (since June
                                                          (stockbroker)                              2000); Director, TT
                                                          (October 1995 to                           Crosby Limited
                                                          August 1998).                              (investment holding
                                                                                                     company) (since January
                                                                                                     1999).
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                            Number of
                                        Term of                             Portfolios
                                       Office &        Principal             in Fund
Name,                     Position(s)   Length        Occupation             Complex                      Other
Address                    Held with    of Time       During Past            Overseen                 Directorships
and Age(2)                 the Trust   Served(3)      Five Years            by Trustee               Held by Trustee
--------------------------------------------------------------------------------------------------------------------------
Interested Trustees(1):
--------------------------------------------------------------------------------------------------------------------------
J. Luther King, Jr.(5)     Trustee      Since     Chairman, President     TT International       DK Leasing Corp. (private
Age: 62                                 August    and Director, Luther    U.S.A. Master &        plane); Employees
                                        2000      King Capital            Feeder Trusts: 1       Retirement System of
                                                  Management              Portfolio LKCM         Texas; 4K Land & Cattle
                                                  Corporation             International Funds:   Company; Hunt Forest
                                                  (investment             1 Portfolio            Products (lumber);
                                                  counseling) (since                             Investment Company
                                                  March 1979)                                    Association of America
                                                                                                 (trade organization); JLK
                                                                                                 Venture Corp. (private
                                                                                                 equity); Ruston
                                                                                                 Industrial Corp. (forest
                                                                                                 products); Southwestern
                                                                                                 Exposition & Livestock;
                                                                                                 Southwest JLK; Texas
                                                                                                 Christian University;
                                                                                                 Texas Southwestern
                                                                                                 Cattleraisers Foundation;
                                                                                                 University of Texas
                                                                                                 Investment Management;
                                                                                                 XTO Energy Inc. (oil &
                                                                                                 gas).
--------------------------------------------------------------------------------------------------------------------------

(1) Interested Trustees are those Trustees who are "interested persons" of the Portfolio Trust as defined in the 1940 Act.

(2) The address of each Trustee of the Portfolio Trust is 200 Clarendon Street, Boston, Massachusetts 02116.

(3) As provided in the Declaration of Trust of the Portfolio Trust, each Trustee holds office during the lifetime of the Portfolio Trust and until their termination or until the election and qualification of his successor.

(4) Mr. Burnett is deemed to be an "interested" Trustee of the Portfolio Trust because of his affiliation with TT International Investment Management, the Investment Manager of the Portfolio.

(5) Mr. King is deemed to be an "interested" Trustee of the Portfolio Trust because he controls Luther King Capital Management, the investment advisor to the LKCM International Fund, which invests all of its assets in the Portfolio Trust.

-----------------------------------------------------------------------------------------------------
                                        Term of
                                       Office &
Name,                  Position(s)      Length
Address                 Held with       of Time              Principal Occupation(s)
and Age(1)              the Trust      Served(2)               During Past 5 Years
--------------------------------------------------------------------------------------------------
Officers of the Portfolio Trust
--------------------------------------------------------------------------------------------------
David J.S.              President       Since        See Interested Trustees table above
Burnett                                 August
Age: 45                                 2000
--------------------------------------------------------------------------------------------------
S. Austin Allison       Secretary       Since        Partner, Head of Compliance & Legal, TT
Age: 55                                 August       International (since January 2001); Head of
                                        2000         Compliance and Legal, TT International (June
                                                     2000 to December 2000); Director, TT
                                                     Investment Advisers Inc. (since March 2001);
                                                     Director, TT International Funds PLC (since
                                                     August 2001); Director, TT International
                                                     (Bermuda) Limited (since November 2001);
                                                     Director, TJA Inc. (investment company)
                                                     (since November 2002); Director, Legal &
                                                     Compliance, Westdeutsche Landesbank Group
                                                     (banking, financial services) (January 1997
                                                     to June 2000).
--------------------------------------------------------------------------------------------------
Graham Barr             Treasurer       Since        Financial Controller, TT International (since
Age: 37                                 August       June 1998); Company Secretary, TT Crosby Ltd.
                                        2000         (investment holding company) (from November
                                                     1999 to November 2002); Head of Investment
                                                     Accounting, AIB Govett Asset Management (fund
                                                     management) (August 1993 to June 1998).
--------------------------------------------------------------------------------------------------
Jeff Gaboury            Assistant       Since        Director, Mutual Fund Administration,
Age: 34                 Treasurer       August       Investors Bank & Trust Company (since October
                                        2000         1996).
--------------------------------------------------------------------------------------------------
Jill Grossberg          Assistant       Since        Director and Counsel, Mutual Fund
Age: 56                 Secretary       August       Administration, Investors Bank & Trust
                                        2000         Company, (since April 2000); Assistant Vice
                                                     President and Associate Counsel, Putnam
                                                     Investments (March 1995 to March 2000).
--------------------------------------------------------------------------------------------------

(1) The address of each Officer of the Portfolio Trust is 200 Clarendon Street, Boston, Massachusetts 02116.

(2) As provided in the By-Laws of the Portfolio Trust, each of the President, the Treasurer and the Secretary shall hold office until his or her respective successor shall have been duly elected and qualified, and the Assistant Treasurer and the Assistant Secretary shall hold office at the pleasure of the Trustees.

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                                       58

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                                       59

                                   LKCM FUNDS
                                  P.O. Box 701
                            Milwaukee, WI 53201-0701

--------------------------------------------------------------------------------
Officers and Trustees

      J. Luther King, Jr., CFA                   Jacqui Brownfield
      Chairman of the Board,                     Vice President,
      President                                  Secretary & Treasurer

      Paul W. Greenwell                          Joseph C. Neuberger
      Vice President                             Assistant Treasurer

      Steven R. Purvis, CFA                      Jeffrey T. Rauman
      Vice President                             Assistant Secretary

      H. Kirk Downey                             James Tiegs
      Trustee                                    Assistant Secretary

      Earle A. Shields, Jr.
      Trustee
--------------------------------------------------------------------------------
Investment Adviser

      Luther King Capital Management Corporation
      301 Commerce Street, Suite 1600
      Fort Worth, TX 76102
--------------------------------------------------------------------------------
Administrator, Transfer Agent, Dividend
Paying Agent & Shareholder Servicing Agent

      U.S. Bancorp Fund Services, LLC
      P.O. Box 701
      Milwaukee, WI 53201-0701
--------------------------------------------------------------------------------
Custodian for all Funds except LKCM International Fund

      U.S. Bank, N.A.
      425 Walnut Street
      Cincinnati, OH 45202
--------------------------------------------------------------------------------
Custodian & Sub-Administrator for LKCM International Fund

      Investors Bank & Trust Company
      200 Clarendon Street
      Boston, MA 02110
--------------------------------------------------------------------------------
Legal Counsel

      Kirkpatrick & Lockhart LLP
      1800 Massachusetts Avenue, N.W.
      2nd Floor
      Washington, DC 20036-1800
--------------------------------------------------------------------------------
Independent Auditors

      PricewaterhouseCoopers LLP
      100 East Wisconsin Avenue
      Milwaukee, WI 53202
--------------------------------------------------------------------------------
Distributor

      Quasar Distributors, LLC
      615 E. Michigan Street
      Milwaukee, WI 53202
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.